      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004

                                                     REGISTRATION NOS. 333-31446
                                                                       811-08981
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         POST EFFECTIVE AMENDMENT NO. 8

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 6

                                   ----------

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
                                 (515) 225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX):

     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


     /X/ ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b) of RULE 485;


     / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) (1) OF RULE 485;

     / / ON (DATE) PURSUANT TO PARAGRAPH (a) (1) OF RULE 485.

     IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
         PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES

================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II

          FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS

                                   May 1, 2004


Equitrust Life Insurance Company "EquiTrust," is offering a flexible premium last survivor variable life insurance policy (the "Policy") described in this Prospectus. Equitrust ("EquiTrust," "we," "us" or "our") designed the Policy:
(1) to provide insurance protection to age 115 (age 95 in certain states); and
(2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

     -    death proceeds upon the last death of the Joint Insureds and

     - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Equitrust Life Variable Account II (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century
  VP Ultra(R) Fund

  VP Vista(SM) Fund

Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio
  VIF Developing Leaders Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio
Fidelity Variable Insurance Products Funds
  VIP Contrafund(R) Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP High Income Portfolio--Service Class 2
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
  Franklin Real Estate Fund--Class 2
  Franklin Small Cap Fund--Class 2
  Franklin Small Cap Value Securities Fund--Class 2
  Franklin U.S. Government Fund--Class 2
  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio
  JPMorgan Small Company Portfolio
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio
  Russell 2000 Small Cap Index Portfolio
  S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Policies issued on or after May 1, 2004. The MCG Subaccount will continue to be available for investment to a Policyowner whose Policy is issued on or before April 30, 2004 ("Existing Owner"). Existing Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. Existing Owners may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.


PLEASE NOTE THAT THE POLICIES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE POLICY.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266

TABLE OF CONTENTS


                                                                                 PAGE
                                                                               --------
POLICY BENEFITS/RISK SUMMARY                                                          3
     Policy Benefits                                                                  3
     Policy Risks                                                                     5
     Portfolio Risks                                                                  6
     Fee Tables                                                                       7
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT                            14
     EquiTrust Life Insurance Company                                                14
     IMSA                                                                            14
     The Variable Account                                                            14
     Investment Options                                                              14
     Addition, Deletion or Substitution of Investments                               21
THE POLICY                                                                           22
     Purchasing the Policy                                                           22
     Premiums                                                                        22
     Examination of Policy (Cancellation Privilege)                                  25
     Policy Lapse and Reinstatement                                                  25
POLICY BENEFITS                                                                      26
     Accumulated Value Benefits                                                      26
     Transfers                                                                       28
     Loan Benefits                                                                   31
     Death Proceeds                                                                  32
     Benefits at Maturity                                                            34
CHARGES AND DEDUCTIONS                                                               34
     Premium Expense Charge                                                          34
     Monthly Deduction                                                               35
     Transfer Charge                                                                 37
     Partial Withdrawal Fee                                                          37
     Surrender Charge                                                                37
     Variable Account Charges                                                        38
THE DECLARED INTEREST OPTION                                                         38
     Transfers, Partial Withdrawals, Surrenders and Policy Loans                     39
GENERAL PROVISIONS                                                                   39
     Change of Provisions                                                            39
     Ownership                                                                       39
     The Beneficiary                                                                 39
     Change of Address                                                               39
DISTRIBUTION OF THE POLICIES                                                         40
FEDERAL TAX MATTERS                                                                  41
     Introduction                                                                    41
     Tax Status of the Policy                                                        41
     Tax Treatment of Policy Benefits                                                41
     Possible Tax Law Changes                                                        44
     Taxation of the Company                                                         44
ADDITIONAL INFORMATION                                                               44
     Voting Rights                                                                   44
     Postponement of Payments                                                        45
     Legal Proceedings                                                               45

                                                                                 PAGE
                                                                               --------
FINANCIAL STATEMENTS                                                                 46
STATEMENT OF ADDITIONAL INFORMATION                                                  46
GLOSSARY                                                                            G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                           SAI-TOC


                       The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISK SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

     Your Policy is a flexible premium last survivor variable life insurance policy that provides life insurance protection upon the last death of the Joint Insureds. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

          - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary upon the last death of the Joint Insureds. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

          - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the last death of the Joint Insureds.

               - OPTION A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

               - OPTION B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

          - UNIVERSAL DEATH BENEFIT GUARANTEE RIDER: Under the Universal Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Net Accumulated Value during the first three Policy Years, or the Net Surrender Value after the first three Policy Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

          - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

          - PARTIAL WITHDRAWALS: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

          - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

          - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "POLICY BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 31. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

          - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity
               Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

          - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater or: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 20th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

          - OWNERSHIP RIGHTS: While either Joint Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

          - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

          - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

          - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option plus any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

          - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several riders that provide supplemental benefits under the Policy, such as the Last Survivor Universal Cost of Living Rider, which provides for an automatic increase in the Specified Amount every three (3) years according to the Consumer Price Index. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

     If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

     If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

     If your Net Accumulated Value during the first three Policy Years, or your Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

TAX RISKS


     In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are any earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age
     59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

     The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within ten Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

     Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

     A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

     A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

     We reduce the amount we pay on the last Joint Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned interest reduces your Net Surrender Value to zero.

     If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.

     There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

     The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                           TRANSACTION FEES

                                                                 AMOUNT DEDUCTED--
                                    WHEN CHARGE IS              MAXIMUM GUARANTEED             AMOUNT DEDUCTED--
CHARGE                                DEDUCTED                      CHARGE*                     CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------------
Premium Expense Charge        Upon payment of each premium  7% of each premium payment    7% of each premium payment
                                                                                          up to the Target Premium1
                                                                                          for a Policy Year, then
                                                                                          2% of each premium
                                                                                          payment over the Target
                                                                                          Premium

Partial Withdrawal Fee        Upon partial withdrawal       2% of the Accumulated Value   2% of the Accumulated Value
                                                            withdrawn, not to exceed      withdrawn, not to exceed $25

Surrender Charge(2)           Upon a full surrender of
                              your Policy during the
                              first ten Policy Years, and
                              for the first ten Policy
                              Years following an increase
                              in Specified Amount to the
                              extent of the increase

MINIMUM CHARGE(3)                                           $10.88 per $1,000 of          $10.88 per $1,000 of
                                                            Specified Amount or           Specified Amount or
                                                            Specified Amount increase     Specified Amount increase

MAXIMUM CHARGE(4)                                           $54.26 per $1,000 of          $54.26 per $1,000 of
                                                            Specified Amount or           Specified Amount or
                                                            Specified Amount increase     Specified Amount increase

CHARGE FOR JOINT EQUAL ISSUE                                $29.31 per $1,000 of          $29.31 per $1,000 of
AGE 55, NON-TOBACCO IN FIRST                                Specified Amount or           Specified Amount or
POLICY YEAR                                                 Specified Amount increase     Specified Amount increase

Transfer Charge               Upon transfer                 First twelve transfers in a   First twelve transfers
                                                            Policy Year are free, $25     in a Policy Year are
                                                            for each subsequent transfer  free, $25 for each
                                                                                          subsequent transfer

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Target Premium is a specified annual premium which is based on the ages and underwriting classes of the Joint Insureds, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy is $295.31 per $1,000, plus $65. This figure assumes that the Joint Insureds have the following characteristics:
Joint Equal Attained Age 94, Non-Tobacco, Tobacco or Combined Tobacco class. The Target Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Joint Insured's Issue Age, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Joint Insureds with the following characteristics: Joint Equal Issue Age 18, Non-Tobacco.

(4) The maximum shown is the first Policy Year Surrender Charge for Joint Insureds with the following characteristics: Joint Equal Issue Age 68, Combined Tobacco class and Joint Equal Issue Age 69, Non-Tobacco class. (In states where the maturity age is 95, the maximum first Policy Year Surrender Charge is $54.25 per $1,000 of Specified Amount for Joint Insureds with the following characteristics: Joint Equal Issue Age 68, Combined Tobacco class.)

     The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
                (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)


                                                                AMOUNT DEDUCTED--
                                      WHEN CHARGE IS           MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                   CHARGE                       CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(5)      Monthly, on the Monthly
                                 Deduction Day

MINIMUM CHARGE(6)                                           $0.000251 per $1,000 net      $0.000168 per $1,000 net
                                                            amount at risk                amount at risk

MAXIMUM CHARGE(7)                                           $90.90909 per $1,000 net      $33.620614 per $1,000 net
                                                            amount at risk                amount at risk

FIRST-YEAR CHARGE FOR JOINT                                 $0.004417 per $1,000 net      $0.001602 per $1,000 net
EQUAL ISSUE AGE 55, NON-TOBACCO                             amount at risk                amount at risk

Monthly Policy Expense Charge    Monthly, on the Monthly    $14                           $10
                                 Deduction Day

Monthly Per $1,000 Charge        Monthly, on the Monthly    $0.05 per $1,000 of           $0.03 per $1,000 of Specified
                                 Deduction Day              Specified Amount              Amount

First-Year Monthly Policy        Monthly, on the Monthly    $14                           $10
Expense Charge                   Deduction Day for the
                                 first 12 Policy Months

First-Year Monthly Per $1,000    Monthly, on the Monthly    $0.14 per $1,000 of           $0.10 per $1,000 of Specified
Charge                           Deduction Day for the      Specified Amount or           Amount or Specified Amount
                                 first 12 Policy Months,    Specified Amount increase     increase
                                 and for the first 12
                                 Policy Months following
                                 an increase in Specified
                                 Amount to the extent of
                                 the increase

Mortality and Expense Risk       Daily                      Effective annual rate of      Effective annual rate of
Charge                                                      1.05% of the average daily    0.90% of the average daily net
                                                            net assets of each            assets of each Subaccount you
                                                            Subaccount you are invested   are invested in
                                                            in

Policy Loan Interest Spread(8)   On the Policy Anniversary   3% (effective annual rate)   1.82% (effective annual rate)
                                 or earlier, as
                                 applicable(9)


                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                AMOUNT DEDUCTED--
                                      WHEN CHARGE IS           MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                   CHARGE                       CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------
Last Survivor Universal Cost of  Monthly, on the Monthly
Living Increase Rider            Deduction Day

MINIMUM CHARGE(11)                                          $0.000833 per $1,000 of       $0.000833 per $1,000 of
                                                            Specified Amount              Specified Amount

MAXIMUM CHARGE(12)                                          $1.475833 per $1,000 of       $1.045000 per $1,000 of
                                                            Specified Amount              Specified Amount

CHARGE FOR JOINT EQUAL ISSUE                                $0.005833 per $1,000 of       $0.002500 per $1,000 of
AGE 55, NON-TOBACCO                                         Specified Amount              Specified Amount

                                                                AMOUNT DEDUCTED--
                                      WHEN CHARGE IS           MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                   CHARGE                       CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------
Estate Protector 4-Year          Monthly, on the Monthly
Non-Renewable Last Survivor      Deduction Day
Term Rider

MINIMUM CHARGE(13)                                          $0.031000 per $1,000 of       $0.023250 per $1,000 of rider
                                                            rider coverage amount         coverage amount

MAXIMUM CHARGE(14)                                          $4.606600 per $1,000 of       $1.317500 per $1,000 of rider
                                                            rider coverage amount         coverage amount

CHARGE FOR JOINT EQUAL ISSUE                                $0.042625 per $1,000 of       $0.034875 per $1,000 of rider
AGE 55,NON-TOBACCO                                          rider coverage amount         coverage amount

Last Survivor Universal Term     Monthly, on the Monthly
Life Insurance Rider             Deduction Day

MINIMUM CHARGE(15)                                          $0.077500 per $1,000 of       $0.028675 per $1,000 of rider
                                                            rider coverage amount         coverage amount

MAXIMUM CHARGE(16)                                          $90.90909 per $1,000 of       $43.856510 per $1,000 of rider
                                                            rider coverage amount         coverage amount

CHARGE FOR MALE, ISSUE AGE 55,                              $0.939300 per $1,000 of       $0.361925 per $1,000 of rider
NON-TOBACCO                                                 rider coverage amount         coverage amount

(5) The cost of insurance charge will vary based on the Joint Insureds' Joint Equal Issue Age, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Joint Insured's age and underwriting class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-37, Non-Tobacco, Duration 1; Joint Equal Issue Ages 18-30, Tobacco, Duration 1; Joint Equal Issue Ages 18-34, Combined Tobacco class, Duration 1. The minimum current cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-43, Non-Tobacco, Duration 1; Joint Equal Issue Ages 18-39, Tobacco, Duration 1; Joint Equal Issue Ages 18-41, Combined Tobacco class, Duration 1.

(7) The maximum guaranteed cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Age 99-114, Non-Tobacco, Tobacco or Combined Tobacco class. The maximum current cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $25.364178 per $1,000 net amount at risk at Joint Equal Issue Age 18, Tobacco, Duration 77. The maximum current charge is $17.956928 per $1,000 net amount at risk at Joint Equal Issue Age 18, Tobacco, Duration 77.)


(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is currently set at an effective interest rate of 5.82%, and is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the date is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is currently set at an effective annual rate of 4% and is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the surviving Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(10) Charges for the Last Survivor Universal Cost of Living Increase Rider vary based on the last Joint Insured's Issue Age, underwriting class and duration. Charges for the Estate Protector 4-Year Non-Renewable Last Survivor Universal Term Rider vary based on the Joint Insureds' Joint Equal Issue Age and underwriting class. Charges for the Last Survivor Universal Term Life Insurance Rider vary based on the last Joint Insured's Issue Age and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(11) The guaranteed minimum Last Survivor Universal Cost of Living Increase Rider charge assumes that the Joint Insureds have the following characteristics:
Joint Equal Attained Ages 18-44, Non-Tobacco; Joint Equal Attained Ages 18-38, Tobacco; Joint Equal Attained Ages 18-41, Combined Tobacco class. The current minimum Last Survivor Universal Cost of Living Increase Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Ages 18-51, Non-Tobacco; Joint Equal Attained Ages 18-45, Tobacco; Joint Equal Attained Ages 18-48, Combined Tobacco class.

(12) The maximum Last Survivor Universal Cost of Living Increase Rider guaranteed charge assumes that the Joint Insureds have a Joint Equal Attained Age 94, Tobacco.

(13) The minimum Estate Protector 4-Year Non-Renewable Last Survivor Term Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-26, Non-Tobacco.

(14) The maximum Estate Protector 4-Year Non-Renewable Last Survivor Term Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Age 85, Tobacco.

(15) The minimum Last Survivor Universal Term Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Preferred Non-Tobacco.

(16) The maximum Last Survivor Universal Term Life Insurance Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 99, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $26.629920 per $1,000 of rider coverage amount for an Insured with the following characteristics: Male, Attained Age 94, Tobacco. The maximum current charge is $16.911060 per $1,000 of rider coverage amount for an Insured with the following characteristics: Male, Attained Age 94, Tobacco.)


     The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2003. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(17)


                                                                                      MINIMUM     MAXIMUM
---------------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                                 0.34%       1.58%

Total Annual Investment Option Operating Expenses
After Contractual Fee Waiver or Reimbursement(18)                                        0.34%       1.25%



(17) For certain Investment Options, certain expenses were reimbursed or fees waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                                                      MINIMUM     MAXIMUM
---------------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                                 0.28%       1.19%



(18) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will extend at least until December 31, 2004. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning below for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2003, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                         ADVISORY               OTHER               12b-1
INVESTMENT OPTION                                           FEE               EXPENSES               FEE
---------------------------------------------------------------------------------------------------------
American Century

  VP Ultra(R) Fund                                         1.00%                0.01%                0.00%

  VP Vista Fund                                            1.00%                0.00%                0.00%
Dreyfus

  VIF Appreciation
  Portfolio--Initial
  Share Class                                              0.75%                0.05%                0.00%

  VIF Developing
  Leaders Portfolio--
  Initial Share Class                                      0.75%                0.07%                0.00%

  VIF Disciplined
  Stock Portfolio--
  Initial Share Class                                      0.75%                0.10%                0.00%

  VIF Growth and
  Income Portfolio--
  Initial Share Class                                      0.75%                0.07%                0.00%

  VIF International
  Equity Portfolio--
  Initial Share Class                                      0.75%                0.44%                0.00%

  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class                                              0.75%                0.09%                0.25%

EquiTrust Variable Insurance Series Fund

  Blue Chip Portfolio                                      0.20%                0.16%                0.00%

  High Grade Bond
  Portfolio                                                0.30%                0.19%                0.00%

  Managed Portfolio                                        0.45%                0.17%                0.00%

  Money Market
  Portfolio                                                0.25%                0.34%                0.00%

  Strategic Yield
  Portfolio                                                0.45%                0.20%                0.00%

  Value Growth
  Portfolio                                                0.45%                0.18%                0.00%

                                                      TOTAL EXPENSES
                                                          (BEFORE           TOTAL AMOUNT        TOTAL EXPENSES
                                                        CONTRACTUAL        OF CONTRACTUAL     (AFTER CONTRACTUAL
                                                      FEE WAIVERS AND       FEE WAIVER OR       FEE WAIVERS AND
INVESTMENT OPTION                                     REIMBURSEMENTS)       REIMBURSEMENT       REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------------------
American Century

  VP Ultra(R) Fund                                         1.01%                0.00%                1.01%(1)(2)

  VP Vista Fund                                            1.00%                0.00%                1.00%(1)

Dreyfus

  VIF Appreciation
  Portfolio--Initial
  Share Class                                              0.80%                0.00%                0.80%

  VIF Developing
  Leaders Portfolio--
  Initial Share Class                                      0.82%                0.00%                0.82%

  VIF Disciplined
  Stock Portfolio--
  Initial Share Class                                      0.85%                0.00%                0.85%

  VIF Growth and
  Income Portfolio--
  Initial Share Class                                      0.82%                0.00%                0.82%

  VIF International
  Equity Portfolio--
  Initial Share Class                                      1.19%                0.00%                1.19%

  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class                                              1.09%                0.00%                1.09%

EquiTrust Variable Insurance Series Fund

  Blue Chip Portfolio                                      0.36%                0.00%                0.36%

  High Grade Bond
  Portfolio                                                0.49%                0.00%                0.49%

  Managed Portfolio                                        0.62%                0.00%                0.62%

  Money Market
  Portfolio                                                0.59%                0.00%                0.59%

  Strategic Yield
  Portfolio                                                0.65%                0.00%                0.65%

  Value Growth
  Portfolio                                                0.63%                0.00%                0.63%

                                                         ADVISORY               OTHER               12b-1
INVESTMENT OPTION                                           FEE               EXPENSES               FEE
---------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds

  VIP Contrafund
  Portfolio--Initial
  Class                                                    0.58%                0.09%                0.00%

  VIP Growth
  Portfolio--Initial
  Class                                                    0.58%                0.09%                0.00%

  VIP Growth &
  Income Portfolio--
  Initial Class                                            0.48%                0.11%                0.00%

  VIP High Income
  Portfolio--Service
  Class 2                                                  0.58%                0.12%                0.25%

  VIP Index 500
  Portfolio--Initial
  Class                                                    0.24%                0.10%                0.00%

  VIP Mid Cap
  Portfolio--Service
  Class 2                                                  0.58%                0.12%                0.25%

  VIP Overseas
  Portfolio--Initial
  Class                                                    0.73%                0.17%                0.00%

Franklin Templeton

  Franklin Real Estate
  Fund--Class 2                                            0.50%                0.03%                0.25%

  Franklin Small Cap
  Fund--Class 2                                            0.51%                0.29%                0.25%

  Franklin Small Cap
  Value Securities
  Fund--Class 2                                            0.57%                0.19%                0.25%

  Franklin
  U.S. Government
  Fund--Class 2                                            0.50%                0.03%                0.25%

  Mutual Shares
  Securities Fund--
  Class 2                                                  0.60%                0.20%                0.25%

  Templeton Growth
  Securities Fund--
  Class 2                                                  0.81%                0.07%                0.25%

J.P. Morgan Series Trust II

  JPMorgan Mid Cap
  Value Portfolio                                          0.70%                0.88%                0.00%

  JPMorgan Small
  Company Portfolio                                        0.60%                0.55%                0.00%

                                                      TOTAL EXPENSES
                                                          (BEFORE           TOTAL AMOUNT        TOTAL EXPENSES
                                                        CONTRACTUAL        OF CONTRACTUAL      (AFTER CONTRACTUAL
                                                      FEE WAIVERS AND       FEE WAIVER OR       FEE WAIVERS AND
INVESTMENT OPTION                                     REIMBURSEMENTS)       REIMBURSEMENT       REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds

  VIP Contrafund
  Portfolio--Initial
  Class                                                    0.67%                0.00%                0.67%(3)

  VIP Growth
  Portfolio--Initial
  Class                                                    0.67%                0.00%                0.67%(3)

  VIP Growth &
  Income Portfolio--
  Initial Class                                            0.59%                0.00%                0.59%

  VIP High Income
  Portfolio--Service
  Class 2                                                  0.95%                0.00%                0.95%

  VIP Index 500
  Portfolio--Initial
  Class                                                    0.34%                0.00%                0.34%(4)

  VIP Mid Cap
  Portfolio--Service
  Class 2                                                  0.95%                0.00%                0.95%(3)

  VIP Overseas
  Portfolio--Initial
  Class                                                    0.90%                0.00%                0.90%(3)

Franklin Templeton

  Franklin Real Estate
  Fund--Class 2                                            0.78%                0.00%                0.78%(5)(6)

  Franklin Small Cap
  Fund--Class 2                                            1.05%                0.00%                1.05%(6)(7)

  Franklin Small Cap
  Value Securities
  Fund--Class 2                                            1.01%                0.00%                1.01%(6)(7)

  Franklin
  U.S. Government
  Fund--Class 2                                            0.78%                0.00%                0.78%(5)(6)

  Mutual Shares
  Securities Fund--
  Class 2                                                  1.05%                0.00%                1.05%(6)

  Templeton Growth
  Securities Fund--
  Class 2                                                  1.13%                0.00%                1.13%(5)(6)

J.P. Morgan Series Trust II

  JPMorgan Mid Cap
  Value Portfolio                                          1.58%                0.33%                1.25%(8)(9)

  JPMorgan Small
  Company Portfolio                                        1.15%                0.00%                1.15%

                                                         ADVISORY               OTHER               12b-1
INVESTMENT OPTION                                           FEE               EXPENSES               FEE
---------------------------------------------------------------------------------------------------------
Summit Pinnacle Series

  Nasdaq-100 Index
  Portfolio                                                0.35%                0.56%                0.00%

  Russell 2000 Small
  Cap Index Portfolio                                      0.35%                0.77%                0.00%

  S&P MidCap 400
  Index Portfolio                                          0.30%                0.37%                0.00%

T. Rowe Price Equity Series, Inc.

  Equity Income
  Portfolio                                                0.85%                0.00%                0.00%

  Mid-Cap Growth
  Portfolio                                                0.85%                0.00%                0.00%

  New America
  Growth Portfolio                                         0.85%                0.00%                0.00%

  Personal Strategy
  Balanced Portfolio                                       0.90%                0.00%                0.00%

T. Rowe Price International Series, Inc.

  International Stock
  Portfolio                                                1.05%                0.00%                0.00%

                                                      TOTAL EXPENSES
                                                          (BEFORE           TOTAL AMOUNT        TOTAL EXPENSES
                                                        CONTRACTUAL        OF CONTRACTUAL      (AFTER CONTRACTUAL
                                                      FEE WAIVERS AND       FEE WAIVER OR       FEE WAIVERS AND
INVESTMENT OPTION                                     REIMBURSEMENTS)       REIMBURSEMENT       REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------------------
Summit Pinnacle Series

  Nasdaq-100 Index
  Portfolio                                                0.91%                0.26%                0.65%(10)

  Russell 2000 Small
  Cap Index Portfolio                                      1.12%                0.37%                0.75%(10)

  S&P MidCap 400
  Index Portfolio                                          0.67%                0.07%                0.60%(10)

T. Rowe Price Equity Series, Inc.

  Equity Income
  Portfolio                                                0.85%                0.00%                0.85%(11)

  Mid-Cap Growth
  Portfolio                                                0.85%                0.00%                0.85%(11)

  New America
  Growth Portfolio                                         0.85%                0.00%                0.85%(11)

  Personal Strategy
  Balanced Portfolio                                       0.90%                0.02%                0.88%(11)(12)

T. Rowe Price International Series, Inc.

  International Stock
  Portfolio                                                1.05%                0.00%                1.05%(11)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.


(5) The Fund administration fee is paid indirectly through the management fee.

(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


(7) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities Fund, the manager had agreed in advance to make estimated reductions of 0.04% and 0.02% respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.01% and 0.99% respectively.

(8) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(9) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(10) The Fund's adviser has agreed to pay other expenses to the extent they exceed 0.30% of the Nasdaq-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(12) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% reflects 0.02% of average net asset expenses permanently waived.

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

EQUITRUST LIFE INSURANCE COMPANY

     EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

     The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

     The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

     The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

     We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

INVESTMENT OPTIONS


     The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 investment Options, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
VP Ultra(R) Fund                             -   This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vista(SM) Fund                            -   This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund:
International Equity Portfolio.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund:            -   This Portfolio primarily seeks long-term capital growth, consistent with the
Appreciation Portfolio--Initial Share            preservation of capital; current income is a secondary investment objective.
Class                                            The Portfolio invests in common stocks focusing on blue chip companies with total market values of more than $5 billion at the time of purchase, including multi-national companies.

Dreyfus Variable Investment Fund:            -   This Portfolio seeks to maximize capital appreciation. To pursue this goal,
Developing Leaders Portfolio--Initial            under normal circumstances, the Portfolio invests primarily in small cap
Share Class                                      companies. Small cap companies are defined as those with total market values of less than $2 billion at the time of purchase. The Portfolio seeks companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund:            -   This Portfolio seeks to provide investment returns (consists of capital
Disciplined Stock Portfolio--Initial Share       appreciation and income) that are greater than the total return of stocks, as
Class                                            represented by the Standard & Poor's 500 Composite Stock Price Index. The
                                                 Portfolio normally invests at least 80% of its assets in stocks chosen through a disciplined investment process to create a blended portfolio of growth and value stocks.

Dreyfus Variable Investment Fund: Growth     -   This Portfolio seeks to provide long-term capital growth, current income and
and Income Portfolio--Initial Share Class        growth of income, consistent with reasonable investment risk. To pursue this goal, under normal circumstances, the Portfolio invests in stocks, bonds and money market instruments of domestic and foreign issuers.

Dreyfus Variable Investment Fund:            -   This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests
International Equity Portfolio--Initial          in growth stocks of foreign companies. Normally, the Portfolio invests at least
Share Class                                      80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible Growth Fund,    -   This Fund seeks to provide capital growth; current income is a secondary goal.
Inc.--Service Share Class                        This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Portfolio                          -   This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio                    -   This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80%
                                                 of its net assets in debt securities rated AAA, AA or A by Standard & Poor's or
                                                 Aaa, Aa or A by Moody's Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio                            -   This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond
                                                 Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                       -   This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY
                                                 MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT
                                                 INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT
                                                 THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
                                                 SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY
                                                 MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Strategic Yield Portfolio                    -   This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the
                                                 Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody's Investors
                                                 Service, Inc. and/or BBB or lower by Standard & Poor's, or in unrated securities of comparable quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                                 PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund
                                                 prospectus "HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES--Lower-Rated Debt
                                                 Securities.")

Value Growth Portfolio                       -   This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio         -   This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio                -   This Portfolio seeks capital appreciation. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio       -   This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the
                                                 Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio           -   This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio             -   This Portfolio seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio               -   This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio              -   This Portfolio seeks long-term growth of capital. Normally, at least 80% of the
                                                 Portfolio's total assets will be invested in foreign securities. The Portfolio may also invest in U.S. issuers.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund                    -   This Fund seeks capital appreciation with current income as a secondary goal.
                                                 The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real estate investment trusts with generally medium to small market capitizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate.

Franklin Small Cap Fund                      -   This Fund seeks long-term capital growth. The Fund normally invests at least
                                                 80% of its net assets in investments of small capitalization companies. For this Fund, small cap companies are those with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value Securities Fund     -   This Fund seeks long-term total return. The Fund normally invests at least 80%
                                                 of its net assets in investments of small capitalization companies. For this
                                                 Fund, small cap companies are those with market cap values not exceeding $2.5 billion at the time of purchase. The Fund invests in small companies that the
                                                 Fund's manager believes are undervalued.

Franklin U.S. Government Fund                -   This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

Mutual Shares Securities Fund                -   This Fund seeks capital appreciation with income as a secondary goal. The fund normally invests mainly in U.S. equity securities that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria, including undervalued stocks, merger/risk arbitrage securities and distressed companies.

Templeton Growth Securities                  -   This Fund seeks long-term capital growth. The Fund normally Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio             -   This Portfolio seeks growth from capital appreciation by investing at least 80%
                                                 of the value of its assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio             -   This Portfolio seeks to provide high total return by investing at least 80% of the value of its assets in small U.S. companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Portfolio                   -   This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The
                                                 Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index Portfolio       -   This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.
                                                 The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

S&P MidCap 400 Index Portfolio               -   This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.
                                                 The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio                      -   This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*                    -   This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard &
                                                 Poor's Mid-Cap 400 Index or Russell Mid Cap Growth Index.

                                                 *THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO IS NOT AVAILABLE AS AN INVESTMENT
                                                 OPTION FOR POLICIES ISSUED ON OR AFTER MAY 1, 2004.

New America Growth Portfolio                 -   This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America".

Personal Strategy Balanced Portfolio         -   This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.


T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
International Stock Portfolio                -   This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the United States.

     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

     If we deem it to be in the best interests of persons having voting rights under the Policies, we may

          - operate the Variable Account as a management company under the Investment Company Act of 1940,

          - deregister the Variable Account under that Act in the event such registration is no longer required, or,

          - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

     To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY


     In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Joint Insureds who have a Joint Equal Age of 18 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $100,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $100,000. (We may issue a Policy with a minimum Specified Amount of $50,000. For any Policy issued with a Specified Amount from $50,000 to $99,000 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section
     7702).


     The effective date of insurance coverage under the Policy will be the latest of:

          -    the Policy Date,

          - the date the Joint Insureds sign the last of any amendments to the initial application required by our underwriting rules, or

          -    the date when we receive the full initial premium at our Home
               Office.

     The Policy Date will be the later of:

          (1)  the date of the initial application, or

          (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

     The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

     Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

     PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

     If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

     PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

     You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you have taken a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

     DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Universal Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

          (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

     Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

        FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

        In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

        However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

     The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

     UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

     Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

     PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

     NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")


     ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Policy was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either:


          (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

          (2)  before the end of 25 days after the Delivery Date.

     Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

     We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

     The following additional rules apply to Net Premium allocations:

          - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

          - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

          - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

     You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

     We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

          - the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

          -    any premium expense charges we deducted, plus

          - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

          -    amounts approximating the daily charges against the Variable
               Account.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you take a Policy Loan), or after three Policy Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

     A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

     To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

     REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home
     Office:

          - A written application for reinstatement signed by the Policyowner and the Joint Insureds;

          -    Evidence of insurability we deem satisfactory;

          - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

          - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

     State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

     The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

     While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the last death of the Joint Insureds under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

ACCUMULATED VALUE BENEFITS


     SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.


     A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.

          - Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

          - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

          - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.


          - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

          - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

          - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

               CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

          - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.


     SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.


     PARTIAL WITHDRAWALS. You may obtain a portion of the Policy's Net Accumulated Value as a partial withdrawal from the Policy.

          -    A partial withdrawal must be at least $500.

          - A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Surrender Value.

     We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

     We will allocate a partial withdrawal (together with the Partial Withdrawal
     Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

     Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

          - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal and Partial Withdrawal Fee.

          - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

          - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

     If Option A is in effect at the time of the partial withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of partial withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

     If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

     NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

     On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

          - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

          - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

          - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

          - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

          - All partial withdrawals (and any portion of the Partial Withdrawal Fee) from the Subaccount during the current Valuation Period; MINUS

          - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

     The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

     UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

TRANSFERS

     The following features apply to transfers under the Policy:


          - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account. If your Policy was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

          - You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

               CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

          - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


          - We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.


          - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

          - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

          - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

          -    The minimum amount of each transfer is $100.


          - Under the dollar coast averaging program the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the
               T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

          - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

          - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

          - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

          - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

          - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.


     ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Policyowners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Policyowners and the Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect other Policyowners or shareholders of the Investment Options.

     More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Policyowners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple policies owned by the same Policyowner. We do not include transfers made pursuant to the dollar cost averaging program in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Policyowners will be notified via mail of any action taken.

     Policyowners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operation systems and technological limitations. In addition, the terms of the Policy may also limit our ability to address this issue. Furthermore, the identification of a Policyowner determined to be engaged in transfer activity that may adversely affect the other Policyowners or Investment Option shareholders involve judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Policyowners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

LOAN BENEFITS

     POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

     During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

     ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

     We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

     LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

     For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

     Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

     POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you take a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

     REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Joint Insureds' lifetimes and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the last Joint Insureds' death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

     For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

     So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the last death of the Joint Insureds.

          - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

          - If no Beneficiary survives the Joint Insureds, we will pay the death proceeds to you or your estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

          - If the Joint Insureds die simultaneously, we will pay an equal portion of the death proceeds to each beneficiary.

     To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

     DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Universal Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

          (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

     DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the last Joint Insureds' death.

     Under Option A, the death benefit will be equal to the greater of:

          (1) the sum of the current Specified Amount and the Accumulated Value, or

          (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age.

     We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

     Under Option B, the death benefit will be equal to the greater of:

          -    the current Specified Amount, or

          - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds) multiplied by the specified amount factor for the Joint Equal Attained Age.

     Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

     Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

     Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

     CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

     We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

     CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

     To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

BENEFITS AT MATURITY

     The Maturity Date is Joint Equal Attained Age 115 (Joint Equal Attained Age 95 in certain states). If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing the Policy beyond the 100th birthday of the younger insured are unclear and a tax adviser should be consulted.

CHARGES AND DEDUCTIONS

     We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

     Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

     The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including registered representative sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

MONTHLY DEDUCTION

     We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

     We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

          -    the cost of insurance for the Policy; plus

          -    the cost of any optional insurance benefits added by rider; plus

          -    the monthly policy expense and per $1,000 charges.

     During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

     COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries when the Joint Insureds die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

     NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

          (a)  is the Specified Amount;

          (b)  is 1.0032737(1); and

          (c)  is the Accumulated Value.

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

     We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

     We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

     COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Joint Insureds' sex, underwriting class and Joint Equal Age. For any increase in Specified Amount, we base the cost of insurance rate on the Joint Insureds' sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

     The cost of insurance rates generally increase as the Joint Insureds' Joint Equal Attained Age increases. The underwriting class of the Joint Insureds also will affect the cost of insurance rate. The Company currently places Joint Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Joint Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Joint Insureds will generally have a lower cost of insurance rate than similarly situated Joint Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Joint Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than those Joint Insureds who receive a standard classification. (A Joint Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

     We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

     ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

     MONTHLY POLICY EXPENSE CHARGES. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy. We guarantee this charge will not exceed $14 per Policy Month.

     MONTHLY PER $1,000 CHARGE. We also apply an additional charge of $0.03 per $1,000 of Specified Amount against each Policy to further compensate us for the administration of the Policy and the Variable Account. We guarantee this charge will not exceed $0.05 per $1,000 of Specified Amount.

     FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insureds' premium class, and establishing policy records. The monthly administrative charge is $0.10 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.14 per $1,000 of Specified Amount.

     FIRST-YEAR MONTHLY POLICY EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $10 per Policy Month. We guarantee this charge will not exceed $14 per Policy Month.

TRANSFER CHARGE

     The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

          - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

          - Once we issue a Policy, we will not increase this charge for the life of the Policy.

          - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

     Currently, there is no charge for changing the Net Premium allocation instructions.

PARTIAL WITHDRAWAL FEE

     Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

SURRENDER CHARGE

     We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the Joint Equal Age, underwriting classes and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

        ISSUE AGE        NON-TOBACCO        TOBACCO        COMBINED
        -----------------------------------------------------------
           30              $ 13.67          $ 15.00        $  14.23
           50              $ 24.28          $ 27.59        $  25.68
           70              $ 54.10          $ 53.81        $  53.97

     The maximum Surrender Charge for any Policy is $54.26 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

     Currently, we waive the Surrender Charge after the first Policy Year if either Joint Insured is:

          -    terminally ill, or

          -    stays in a qualified care center for 90 consecutive days.

VARIABLE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

     The mortality risk we assume is that Joint Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

     INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

     COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

     You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

     The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

     Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS


     You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


     We may delay transfers, payments of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

CHANGE OF PROVISIONS

     We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

     Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

OWNERSHIP

     The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. If there is more than one owner, the Policy will be owned jointly with right of survivorship. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Joint Insureds' lifetimes, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

     Special ownership rules may apply if the Joint Insureds are under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

THE BENEFICIARY

     The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

     Unless a payment option is chosen, we will pay the proceeds payable at the last Joint Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the last Joint Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

CHANGE OF ADDRESS

     We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC ("EquiTrust Marketing") for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with EquiTrust Marketing.

     EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

     We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are 115% of Target Premiums in the first Policy Year; 6% of Target Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in each Policy Year. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment.

     Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

     Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing's registered representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

     We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

     See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

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     Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, especially with regard to policies issued on joint lives. While we believe that it is reasonable to conclude that a Policy should satisfy the applicable requirements of the Code, certain features of the Policy are not addressed in the relevant authorities. For example, the relevant authorities do not address the Policy's use of Joint Equal Age calculations to test for compliance with the requirements of the Code. If it is subsequently determined that a Policy does not satisfy the applicable requirements to be treated as a life insurance contract, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


     In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.


     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. The Company believes that the death benefit under a Policy should be generally excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.


     Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     In some circumstances, where there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

          (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

          (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult a tax adviser as to the tax consequences of such a loan.

     Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     EXCHANGES. The Company believes that an exchange of a fixed-benefit joint life policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

     CONTINUATION OF POLICY BEYOND AGE 100. If the Policy continues in force beyond the 100th birthday of the younger Insured, the tax consequences are uncertain. You should consult a tax adviser as to those consequences.

     POLICY SPLIT OPTION. The policy split option permits a Policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies that result would be MECs. Consult a tax adviser before exercising the policy split option.

     OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive office. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

     TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

     At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

VOTING RIGHTS

     To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, We determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

     The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

     The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

     Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.


POSTPONEMENT OF PAYMENTS


     The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

          - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

          - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

          - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

     We also may postpone transfers under these circumstances.

     Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

     If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

LEGAL PROCEEDINGS

     The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS


     The Variable Account's statements of assets and liabilities as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

     The audited balance sheets of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.


     The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at the number shown on the cover of this Prospectus, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

     You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

     The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

             Investment Company Act of 1940, File Number 811-08981

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GLOSSARY

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

     (a)  A certified copy of the death certificate;

     (b)  A certified copy of a court decree reciting a finding of death;

     (c)  the Beneficiary's statement of election;

     (d)  a copy of the Beneficiary's Form W-9; or

     (e)  Any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

JOINT EQUAL AGE: The age on which premium and Accumulated Value are based. It is an actuarial equivalent and is determined by the age and sex of the Joint Insureds. The current Joint Equal Age on any Policy Anniversary will equal the Joint Equal Age on the Policy Date plus the number of years since the Policy Date.

JOINT EQUAL ATTAINED AGE: The Joint Equal Age at the Policy Date plus the number of Policy Years since the Policy Date.

JOINT INSUREDS: The persons upon whose lives the Company issues a Policy.

MATURITY DATE: The Joint Equal Attained Age 115 (Joint Equal Attained Age 95 in certain states). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The flexible premium last surviver variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                   PAGE
                                                                                ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                    1
    EquiTrust Life Insurance Company                                                     1
    State Regulation of the Company                                                      1
    Safekeeping of the Variable Account's Assets                                         1
    Material Irreconcilable Conflicts                                                    1
ADDITIONAL POLICY PROVISIONS                                                             2
    The Policy                                                                           2
    Special Transfer Privilege                                                           2
    Assignment                                                                           2
    Changing the Policyowner or Beneficiary                                              2
    Incontestability                                                                     2
    Misstatement of Age or Sex                                                           3
    Suicide Exclusion                                                                    3
    Continuance of Insurance                                                             3
    Annual Report                                                                        3
    Policy Loans                                                                         3
    Voting Rights                                                                        4
    Nonparticipation                                                                     4
    Ownership of Assets                                                                  4
    Written Notice                                                                       4
    Payment Options                                                                      4
    Employment-Related Benefit Plans                                                     6
ADDITIONAL INSURANCE BENEFITS                                                            6
    Policy Split Option                                                                  6
FINANCIAL STATEMENTS                                                                     7
THE DECLARED INTEREST OPTION                                                             7
    General Description                                                                  7
    Declared Interest Option Accumulated Value                                           8
CALCULATION OF VALUES                                                                    8
    Accumulated Value                                                                    8
    Unit Value                                                                           9
PERFORMANCE DATA                                                                         9
    Average Annual Total Return Calculations                                             9
DISTRIBUTION OF THE POLICIES                                                            10
LEGAL MATTERS                                                                           11
EXPERTS                                                                                 11
OTHER INFORMATION                                                                       11
DEATH BENEFIT OPTIONS                                                           Appendix A
MAXIMUM SURRENDER CHARGES                                                       Appendix B


                                         SAI-TOC

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                  FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE
                                INSURANCE POLICY

                                   PROSPECTUS


                                   May 1, 2004


Equitrust Life Insurance Company "EquiTrust," is offering a flexible premium last survivor variable life insurance policy (the "Policy") described in this Prospectus. Equitrust ("EquiTrust," "we," "us" or "our") designed the Policy:
(1) to provide insurance protection to age 115 (age 95 in certain states); and
(2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

   -  death proceeds upon the last death of the Joint Insureds and
   - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Equitrust Life Variable Account II (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century(R)
   VP Ultra(R) Fund

   VP Vista(SM) Fund

Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Policies issued on or after May 1, 2004. The MCG Subaccount will continue to be available for investment to a Policyowner whose Policy is issued on or before April 30, 2004 ("Existing Owner"). Existing Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. Existing Owners may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.


PLEASE NOTE THAT THE POLICIES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE POLICY.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:

                        EquiTrust Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266

TABLE OF CONTENTS


                                                                             PAGE
                                                                          ----------
POLICY BENEFITS/RISK SUMMARY                                                       3
     Policy Benefits                                                               3
     Policy Risks                                                                  5
     Portfolio Risks                                                               6
FEE TABLES                                                                         7
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT                         14
     EquiTrust Life Insurance Company                                             14
     IMSA                                                                         14
     The Variable Account                                                         14
     Investment Options                                                           14
     Addition, Deletion or Substitution of Investments                            20
     THE POLICY                                                                   21
     Purchasing the Policy                                                        21
     Premiums                                                                     22
     Examination of Policy (Cancellation Privilege)                               24
     Policy Lapse and Reinstatement                                               24
     POLICY BENEFITS                                                              25
     Accumulated Value Benefits                                                   26
     Transfers                                                                    28
     Loan Benefits                                                                30
     Death Proceeds                                                               32
     Benefits at Maturity                                                         34
CHARGES AND DEDUCTIONS                                                            34
     Premium Expense Charge                                                       34
     Monthly Deduction                                                            35
     Transfer Charge                                                              37
     Partial Withdrawal Fee                                                       37
     Surrender Charge                                                             37
     Variable Account Charges                                                     38
THE DECLARED INTEREST OPTION                                                      38
     Transfers, Partial Withdrawals, Surrenders and Policy Loans                  39
GENERAL PROVISIONS                                                                39
     Change of Provisions                                                         39
     Ownership                                                                    39
     The Beneficiary                                                              39
     Change of Address                                                            39
DISTRIBUTION OF THE POLICIES                                                      40
FEDERAL TAX MATTERS                                                               41
     Introduction                                                                 41
     Tax Status of the Policy                                                     41
     Tax Treatment of Policy Benefits                                             41
     Possible Tax Law Changes                                                     44
     Taxation of the Company                                                      44
ADDITIONAL INFORMATION                                                            44
     Voting Rights                                                                44
     Postponement of Payments                                                     45
     Legal Proceedings                                                            45

                                                                             PAGE
                                                                          ----------
FINANCIAL STATEMENTS                                                              46
STATEMENT OF ADDITIONAL INFORMATION                                               46
GLOSSARY                                                                         G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                        SAI-TOC


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISK SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

   Your Policy is a flexible premium last survivor variable life insurance policy that provides life insurance protection upon the last death of the Joint Insureds. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

      - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary upon the last death of the Joint Insureds. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

      - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the last death of the Joint Insureds.

         - OPTION A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

         - OPTION B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age, as set forth in the Policy.

      - UNIVERSAL DEATH BENEFIT GUARANTEE RIDER: Under the Universal Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Net Accumulated Value during the first three Policy Years, or the Net Surrender Value after the first three Policy Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

      - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

      - PARTIAL WITHDRAWALS: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

      - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

      - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "POLICY BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 31. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.


PREMIUMS

      - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

      - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater or: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 20th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

      - OWNERSHIP RIGHTS: While either Joint Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

      - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

      - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

      - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

      - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Last Survivor Universal Cost of Living Rider, which provides for an automatic increase in the Specified Amount every three (3) years according to the Consumer Price Index. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

   If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

   If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

   If your Net Accumulated Value during the first three Policy Years, or your Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

TAX RISKS


   In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.


   Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are any earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

   The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within ten Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

   Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

   Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

   A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

   We reduce the amount we pay on the last Joint Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned interest reduces your Net Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

   Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


                                 PORTFOLIO RISKS

   A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.

   There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

   The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

   The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES

                                                                          AMOUNT DEDUCTED--
                                            WHEN CHARGE IS                MAXIMUM GUARANTEED             AMOUNT DEDUCTED--
CHARGE                                         DEDUCTED                         CHARGE*                   CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge              Upon payment of each premium     7% of each premium payment     7% of each premium payment
                                                                                                    up to the Target Premium(1)
                                                                                                    for a Policy Year, then 2%
                                                                                                    of each premium payment
                                                                                                    over the Target Premium

Partial Withdrawal Fee              Upon partial withdrawal          2% of the Accumulated Value    2% of the Accumulated Value
                                                                     withdrawn, not to exceed $25   withdrawn, not to exceed
                                                                                                    $25

Surrender Charge(2)                 Upon a full surrender of your
                                    Policy during the first ten
                                    Policy Years, and for the
                                    first ten Policy Years
                                    following an increase in
                                    Specified Amount to the extent
                                    of the increase

MINIMUM CHARGE(3)                                                    $10.88 per $1,000 of           $10.88 per $1,000 of
                                                                     Specified Amount or            Specified Amount or
                                                                     Specified Amount increase      Specified Amount increase

MAXIMUM CHARGE(4)                                                    $54.26 per $1,000 of           $54.26 per $1,000 of
                                                                     Specified Amount or            Specified Amount or
                                                                     Specified Amount increase      Specified Amount increase

CHARGE FOR JOINT EQUAL ISSUE                                         $29.31 per $1,000 of           $29.31 per $1,000 of
AGE 55, NON-TOBACCO IN FIRST                                         Specified Amount or            Specified Amount or
POLICY YEAR                                                          Specified Amount increase      Specified Amount increase

Transfer Charge                     Upon transfer                    First twelve transfers in a    First twelve transfers in a
                                                                     Policy Year are free, $25      Policy Year are free, $25
                                                                     for each subsequent transfer   for each subsequent
                                                                                                    transfer

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Target Premium is a specified annual premium which is based on the ages and underwriting classes of the Joint Insureds, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy is $295.31 per $1,000, plus $65. This figure assumes that the Joint Insureds have the following characteristics:
Joint Equal Attained Age 94, Non-Tobacco, Tobacco or Combined Tobacco class. The Target Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Joint Insured's Issue Age, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. This charge is assessed during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Joint Insureds with the following characteristics: Joint Equal Issue Age 18, Non-Tobacco.

(4) The maximum shown is the first Policy Year Surrender Charge for Joint Insureds with the following characteristics: Joint Equal Issue Age 68, Combined Tobacco class and Joint Equal Issue Age 69, Non-Tobacco class. (In states where the maturity age is 95, the maximum first Policy Year Surrender Charge is $54.25 per $1,000 of Specified Amount for Joint Insureds with the following characteristics: Joint Equal Issue Age 68, Combined Tobacco class.).

     The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

                                PERIODIC CHARGES
                (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                                          AMOUNT DEDUCTED--
                                            WHEN CHARGE IS                MAXIMUM GUARANTEED             AMOUNT DEDUCTED--
CHARGE                                         DEDUCTED                         CHARGE                    CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(5)         Monthly, on the Monthly
                                    Deduction Day

MINIMUM CHARGE(6)                                                    $0.000251 per $1,000 net       $0.000168 per $1,000 net
                                                                     amount at risk                 amount at risk

MAXIMUM CHARGE(7)                                                    $90.90909 per $1,000 net       $33.620614 per $1,000 net
                                                                     amount at risk                 amount at risk

FIRST YEAR CHARGE FOR JOINT EQUAL                                    $0.004417 per $1,000 net       $0.001602 per $1,000 net
ISSUE AGE 55, NON-TOBACCO                                            amount at risk                 amount at risk

Monthly Policy Expense Charge       Monthly, on the Monthly          $14                            $10
                                    Deduction Day

Monthly Per $1,000 Charge           Monthly, on the Monthly          $0.05 per $1,000 of            $0.03 per $1,000 of
                                    Deduction Day                    Specified Amount               Specified Amount

First-Year Monthly Policy Expense   Monthly, on the Monthly          $14                            $10
Charge                              Deduction Day for the first 12
                                    Policy Months

First-Year Monthly Per $1,000       Monthly, on the Monthly          $0.14 per $1,000 of            $0.10 per $1,000 of
Charge                              Deduction Day for the first 12   Specified Amount or            Specified Amount or
                                    Policy Months, and for the       Specified Amount increase      Specified Amount increase
                                    first 12 Policy Months
                                    following an increase in
                                    Specified Amount to the extent
                                    of the increase

Mortality and Expense Risk Charge   Daily                            Effective annual rate of       Effective annual rate of
                                                                     1.05% of the average daily     0.90% of the average daily
                                                                     net assets of each             net assets of each
                                                                     Subaccount you are invested    Subaccount you are invested
                                                                     in                             in

Policy Loan Interest Spread(8)      On the Policy Anniversary or     3% (effective annual rate)     1.82% (effective annual rate)
                                    earlier, as applicable(9)

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                          AMOUNT DEDUCTED--
                                            WHEN CHARGE IS                MAXIMUM GUARANTEED             AMOUNT DEDUCTED--
CHARGE(10)                                     DEDUCTED                         CHARGE                    CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
Last Survivor Universal Cost of     Monthly, on the Monthly
Living Increase Rider               Deduction Day

MINIMUM CHARGE(11)                                                   $0.000833 per $1,000 of        $0.000833 per $1,000 of
                                                                     Specified Amount               Specified Amount

MAXIMUM CHARGE(12)                                                   $1.475833 per $1,000 of        $1.045000 per $1,000 of
                                                                     Specified Amount               Specified Amount

CHARGE FOR JOINT EQUAL ISSUE                                         $0.005833 per $1,000 of        $0.002500 per $1,000 of
AGE 55, NON-TOBACCO                                                  Specified Amount               Specified Amount

                                                                          AMOUNT DEDUCTED--
                                            WHEN CHARGE IS                MAXIMUM GUARANTEED             AMOUNT DEDUCTED--
CHARGE(10)                                     DEDUCTED                         CHARGE                    CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
Estate Protector 4-Year Non-        Monthly, on the Monthly
Renewable Last Survivor Term        Deduction Day
Rider

MINIMUM CHARGE(13)                                                   $0.031000 per $1,000 of        $0.023250 per $1,000 of
                                                                     rider coverage amount          rider coverage amount

MAXIMUM CHARGE(14)                                                   $4.606600 per $1,000 of        $1.317500 per $1,000 of
                                                                     rider coverage amount          rider coverage amount

CHARGE FOR JOINT EQUAL ISSUE                                         $0.042625 per $1,000 of        $0.034875 per $1,000 of
AGE 55, NON-TOBACCO                                                  rider coverage amount          rider coverage amount

Last Survivor Universal Term        Monthly, on the Monthly
Life Insurance Rider                Deduction Day

MINIMUM CHARGE(15)                                                   $0.077500 per $1,000 of        $0.028675 per $1,000 of
                                                                     rider coverage amount          rider coverage amount

MAXIMUM CHARGE(16)                                                   $90.90909 per $1,000 of        $43.856510 per $1,000 of
                                                                     rider coverage amount          rider coverage amount

CHARGE FOR MALE, ISSUE AGE 55,                                       $0.939300 per $1,000 of        $0.361925 per $1,000 of
NON-TOBACCO                                                          rider coverage amount          rider coverage amount

(5) The cost of insurance charge will vary based on the Joint Insureds' Joint Equal Issue Age, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Joint Insured's age and underwriting class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-37, Non-Tobacco, Duration 1; Joint Equal Issue Ages 18-30, Tobacco, Duration 1; Joint Equal Issue Ages 18-34, Combined Tobacco class, Duration 1. The minimum current cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-43, Non-Tobacco, Duration 1; Joint Equal Issue Ages 18-39, Tobacco, Duration 1; Joint Equal Issue Ages 18-41, Combined Tobacco class, Duration 1.

(7) The maximum guaranteed cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Age 99-114, Non-Tobacco, Tobacco or Combined Tobacco class. The maximum current cost of insurance charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $25.364178 per $1,000 net amount at risk at Joint Equal Issue Age 18, Tobacco, Duration 77. The maximum current charge is $17.956928 per $1,000 net amount at risk at Joint Equal Issue Age 18, Tobacco, Duration 77.)

(8) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is currently set at an effective interest rate of 5.82%, and is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the date is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is currently set at an effective annual rate of 4% and is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.


(9) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the surviving Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(10) Charges for the Last Survivor Universal Cost of Living Increase Rider vary based on the last Joint Insured's Issue Age, underwriting class and duration. Charges for the Estate Protector 4-Year Non-Renewable Last Survivor Universal Term Rider vary based on the Joint Insureds' Joint Equal Issue Age and underwriting class. Charges for the Last Survivor Universal Term Life Insurance Rider vary based on the last Joint Insured's Issue Age and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(11) The guaranteed minimum Last Survivor Universal Cost of Living Increase Rider charge assumes that the Joint Insureds have the following characteristics:
Joint Equal Attained Ages 18-44, Non-Tobacco; Joint Equal Attained Ages 18-38, Tobacco; Joint Equal Attained Ages 18-41, Combined Tobacco class. The current minimum Last Survivor Universal Cost of Living Increase Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Attained Ages 18-51, Non-Tobacco; Joint Equal Attained Ages 18-45, Tobacco; Joint Equal Attained Ages 18-48, Combined Tobacco class.

(12) The maximum Last Survivor Universal Cost of Living Increase Rider guaranteed charge assumes that the Joint Insureds have Joint Equal Attained Age 94, Tobacco.

(13) The minimum Estate Protector 4-Year Non-Renewable Last Survivor Term Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Ages 18-26, Non-Tobacco.

(14) The maximum Estate Protector 4-Year Non-Renewable Last Survivor Term Rider charge assumes that the Joint Insureds have the following characteristics: Joint Equal Issue Age 85, Tobacco.

(15) The minimum Last Survivor Universal Term Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Preferred Non-Tobacco.

(16) The maximum Last Survivor Universal Term Life Insurance Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 99, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $26.629920 per $1,000 of rider coverage amount for an Insured with the following characteristics: Male, Attained Age 94, Tobacco. The maximum current charge is $16.911060 per $1,000 of rider coverage amount for an Insured with the following characteristics: Male, Attained Age 94, Tobacco.)


     The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2003. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(17)


                                                                                    MINIMUM    MAXIMUM
------------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                             0.34%      1.58%

Total Annual Investment Option Operating Expenses
After Contractual Fee Waiver or Reimbursement(18)                                    0.34%      1.25%



(17) For certain Investment Options, certain expenses were reimbursed or fees waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                                                    MINIMUM    MAXIMUM
------------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                             0.28%      1.19%



(18) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will extend at least until December 31, 2004. Four Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2003, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                              TOTAL EXPENSES
                                                                 (BEFORE         TOTAL AMOUNT      TOTAL EXPENSES
                                                               CONTRACTUAL      OF CONTRACTUAL   (AFTER CONTRACTUAL
                            ADVISORY    OTHER      12b-1      FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE      EXPENSES     FEE       REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------
American Century
  VP Ultra(R) Fund            1.00%      0.01%      0.00%          1.01%             0.00%           1.01%(1)(2)
  VP Vista Fund               1.00%      0.00%      0.00%          1.00%             0.00%           1.00%(1)

Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class                 0.75%      0.05%      0.00%          0.80%             0.00%           0.80%

  VIF Developing
  Leaders Portfolio--
  Initial Share Class         0.75%      0.07%      0.00%          0.82%             0.00%           0.82%

  VIF Disciplined
  Stock Portfolio--
  Initial Share Class         0.75%      0.10%      0.00%          0.85%             0.00%           0.85%

  VIF Growth and
  Income Portfolio--
  Initial Share Class         0.75%      0.07%      0.00%          0.82%             0.00%           0.82%

  VIF International
  Equity Portfolio--
  Initial Share Class         0.75%      0.44%      0.00%          1.19%             0.00%           1.19%

EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio         0.20%      0.16%      0.00%          0.36%             0.00%           0.36%

  High Grade Bond
  Portfolio                   0.30%      0.19%      0.00%          0.49%             0.00%           0.49%

  Managed Portfolio           0.45%      0.17%      0.00%          0.62%             0.00%           0.62%

  Money Market
  Portfolio                   0.25%      0.34%      0.00%          0.59%             0.00%           0.59%

  Strategic Yield
  Portfolio                   0.45%      0.20%      0.00%          0.65%             0.00%           0.65%

  Value Growth
  Portfolio                   0.45%      0.18%      0.00%          0.63%             0.00%           0.63%

                                                              TOTAL EXPENSES
                                                                 (BEFORE         TOTAL AMOUNT      TOTAL EXPENSES
                                                               CONTRACTUAL      OF CONTRACTUAL   (AFTER CONTRACTUAL
                            ADVISORY    OTHER      12b-1      FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE      EXPENSES     FEE       REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
  VIP Contrafund
  Portfolio--Initial
  Class                       0.58%      0.09%      0.00%          0.67%             0.00%           0.67%(3)

  VIP Growth
  Portfolio--Initial
  Class                       0.58%      0.09%      0.00%          0.67%             0.00%           0.67%(3)

  VIP Growth &
  Income Portfolio--
  Initial Class               0.48%      0.11%      0.00%          0.59%             0.00%           0.59%

  VIP Index 500
  Portfolio--Initial
  Class                       0.24%      0.10%      0.00%          0.34%             0.00%           0.34%(4)

  VIP Mid Cap
  Portfolio--Service
  Class 2                     0.58%      0.12%      0.25%          0.95%             0.00%           0.95%(3)

  VIP Overseas
  Portfolio--Initial
  Class                       0.73%      0.17%      0.00%          0.90%             0.00%           0.90%(3)

Franklin Templeton
  Franklin Small Cap
  Fund--Class2                0.51%      0.29%      0.25%          1.05%             0.00%           1.05%(5)(6)

  Franklin Small Cap
  Value Securities
  Fund--Class 2               0.57%      0.19%      0.25%          1.01%             0.00%           1.01%(5)(6)

  Franklin
  U.S. Government
  Fund--Class 2               0.50%      0.03%      0.25%          0.78%             0.00%           0.78%(6)(7)

  Mutual Shares
  Securities Fund--
  Class 2                     0.60%      0.20%      0.25%          1.05%             0.00%           1.05%(6)

  Templeton Growth
  Securities Fund--
  Class 2                     0.81%      0.07%      0.25%          1.13%             0.00%           1.13%(6)(7)

J.P. Morgan Series Trust II
  JPMorgan Mid Cap
  Value Portfolio             0.70%      0.88%      0.00%          1.58%             0.33%           1.25%(8)(9)

  JPMorgan Small
  Company Portfolio           0.60%      0.55%      0.00%          1.15%             0.00%           1.15%

Summit Pinnacle Series
  Russell 2000 Small
  Cap Index Portfolio         0.35%      0.77%      0.00%          1.12%             0.37%           0.75%(10)

  S&P MidCap 400
  Index Portfolio             0.30%      0.37%      0.00%          0.67%             0.07%           0.60%(10)

                                                              TOTAL EXPENSES
                                                                 (BEFORE         TOTAL AMOUNT      TOTAL EXPENSES
                                                               CONTRACTUAL      OF CONTRACTUAL   (AFTER CONTRACTUAL
                            ADVISORY    OTHER      12b-1      FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE      EXPENSES     FEE       REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
  Equity Income
  Portfolio                   0.85%      0.00%      0.00%          0.85%             0.00%           0.85%(11)

  Mid-Cap Growth
  Portfolio                   0.85%      0.00%      0.00%          0.85%             0.00%           0.85%(11)

  New America
  Growth Portfolio            0.85%      0.00%      0.00%          0.85%             0.00%           0.85%(11)

  Personal Strategy
  Balanced Portfolio          0.90%      0.00%      0.00%          0.90%             0.02%           0.88%(11)(12)

T. Rowe Price International Series, Inc.
  International Stock
  Portfolio                   1.05%      0.00%      0.00%          1.05%             0.00%           1.05%(11)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.

(5) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities
Fund the manager had agreed in advance to make estimated reductions of 0.04% and 0.02% respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.01% and 0.99% respectively.

(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(7) The Fund administration fee is paid indirectly through the management fee.

(8) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(9) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(10) The Fund's adviser has agreed to pay other expenses to the extent they exceed 0.30% of the MidCap 400 Index Portfolio and 0.40% of the Russell 2000 Small Cap Index Portfolio.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(12) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% reflects 0.02% of average net asset expenses permanently waived.

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

EQUITRUST LIFE INSURANCE COMPANY

   EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

   The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

   The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

   The Variable Account currently has 33 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

   We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

INVESTMENT OPTIONS


   The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 investment Options, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

   The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

   The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
VP Ultra(R) Fund          -  This Fund seeks long-term capital growth. The Fund
                             pursues this objective by investing in common
                             stocks of large companies with earnings and revenue
                             that are not only growing, but growing at a
                             successively faster, or accelerating pace.

VP Vista(SM) Fund         -  This Fund seeks long-term capital growth. The Fund
                             pursues this objective by investing in common
                             stocks of medium-sized and smaller companies which
                             will increase in value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Dreyfus Variable          -  This Portfolio primarily seeks long-term capital
Investment Fund:             growth, consistent with the preservation of
Appreciation Portfolio--     capital; current income is a secondary investment
Initial Share Class          objective. The Portfolio invests in common stocks
                             focusing on blue chip companies with total market
                             values of more than $5 billion at the time of
                             purchase, including multi-national companies.

Dreyfus Variable          -  This Portfolio seeks to maximize capital
Investment Fund:             appreciation. To pursue this goal, under normal
Developing Leaders           circumstances, the Portfolio invests primarily in
Portfolio--Initial           small cap companies. Small cap stocks are defined
Share Class                  as those with total market values of less than $2
                             billion at the time of purchase. The Portfolio
                             seeks companies characterized by new or innovative
                             products, services or processes having the
                             potential to enhance earnings or revenue growth.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Dreyfus Variable          -  This Portfolio seeks to provide investment returns
Investment Fund:             (consists of capital appreciation and income) that
Disciplined Stock            are greater than the total return of stocks, as
Portfolio--Initial           represented by the Standard & Poor's 500 Composite
Share Class                  Stock Price Index. The Portfolio normally invests
                             at least 80% of its assets in stocks chosen through
                             a disciplined investment process to create a
                             blended portfolio of growth and value stocks.

Dreyfus Variable          -  This Portfolio seeks to provide long-term capital
Investment Fund: Growth      growth, current income and growth of income,
and Income Portfolio--       consistent with reasonable investment risk. To
Initial Share Class          pursue this goal, the Portfolio invests primarily
                             in stocks, bonds and money market instruments of
                             domestic and foreign issuers.

Dreyfus Variable          -  This Portfolio seeks capital growth. To pursue this
Investment Fund:             goal, the Portfolio invests in growth stocks of
International Equity         foreign companies. Normally, the Portfolio invests
Portfolio--Initial           at least 80% of its assets in stocks, including
Share Class                  common stocks and convertible securities, including
                             those issued in initial public offerings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Blue Chip Portfolio       -  This Portfolio seeks growth of capital and income.
                             The Portfolio pursues this objective by investing
                             at least 80% of its net assets in equity securities
                             of well-capitalized, established companies.

High Grade Bond           -  This Portfolio seeks as high a level of current
Portfolio                    income as is consistent with an investment in a
                             diversified portfolio of high grade income-bearing
                             debt securities. The Portfolio will pursue this
                             objective by investing at least 80% of its net
                             assets in debt securities rated AAA, AA or A by
                             Standard & Poor's or Aaa, Aa or A by Moody's
                             Investors Service, Inc. and in securities issued or
                             guaranteed by the United States government or its
                             agencies or instrumentalities.

Managed Portfolio         -  This Portfolio seeks the highest level of total
                             return through income and capital appreciation. The
                             Portfolio pursues this objective through a fully
                             managed investment policy consisting of investment
                             in the following three market sectors: (i) common
                             stocks and other equity securities; (ii) high grade
                             debt securities and preferred stocks of the type in
                             which the High Grade Bond Portfolio may invest; and
                             (iii) money market instruments of the type in which
                             the Money Market Portfolio may invest.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Money Market Portfolio    -  This Portfolio seeks maximum current income
                             consistent with liquidity and stability of
                             principal. The Portfolio will pursue this objective
                             by investing in high quality short-term money
                             market instruments. AN INVESTMENT IN THE MONEY
                             MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                             BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                             GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT
                             THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET
                             ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED
                             PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY
                             MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND
                             POSSIBLY NEGATIVE.

Strategic Yield           -  This Portfolio seeks as a primary objective, as
Portfolio                    high a level of current income as is consistent
                             with investment in a diversified portfolio of
                             lower-rated, higher-yielding income-bearing
                             securities. As a secondary objective, the Portfolio
                             seeks capital appreciation when consistent with its
                             primary objective. The Portfolio pursues these
                             objectives by investing primarily in debt and
                             income-bearing securities rated Baa or lower by
                             Moody's Investors Service, Inc. and/or BBB or lower
                             by Standard & Poor's, or in unrated securities of
                             comparable quality (i.e., junk bonds). AN
                             INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER
                             THAN ORDINARY FINANCIAL RISK. (See the Fund
                             prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                             STRATEGIES--Lower-Rated Debt Securities.")

Value Growth Portfolio    -  This Portfolio seeks long-term capital
                             appreciation. The Portfolio pursues this objective
                             by investing primarily in equity securities of
                             companies that the investment adviser believes have
                             a potential to earn a high return on capital and/or
                             in equity securities that the investment adviser
                             believes are undervalued by the marketplace. Such
                             equity securities may include common stock,
                             preferred stock and securities convertible or
                             exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Fidelity VIP              -  This Portfolio seeks long-term capital
Contrafund(R) Portfolio      appreciation. The Portfolio normally invests
                             primarily in common stocks. The Portfolio invests
                             in securities of companies whose value the adviser
                             believes is not fully recognized by the public.

Fidelity VIP Growth       -  This Portfolio seeks capital appreciation. The
Portfolio                    Portfolio invests in securities of companies the
                             adviser believes have above-average growth
                             potential.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Fidelity VIP Growth &     -  This Portfolio seeks high total return through a
Income Portfolio             combination of current income and capital
                             appreciation. The Portfolio normally invests the
                             majority of its assets in domestic and foreign
                             equity securities, with a focus on those that pay
                             current dividends and show potential earnings
                             growth. However, the Portfolio may buy debt
                             securities as well as equity securities that are
                             not currently paying dividends, but offer prospects
                             for capital appreciation or future income.

Fidelity VIP Index 500    -  This Portfolio seeks to provide investment results
Portfolio                    that correspond to the total return of common
                             stocks publicly traded in the United States, as
                             represented by the S&P 500. To achieve this
                             objective, the Portfolio normally invests at least
                             80% of its assets in common stocks included in the
                             S&P 500.

Fidelity VIP Mid Cap      -  This Portfolio seeks long-term growth of capital.
Portfolio                    The Portfolio normally invests at least 80% of its
                             total assets in securities of companies with medium
                             market capitalizations. The investment adviser
                             invests primarily in common stocks.

Fidelity VIP Overseas     -  This Portfolio seeks long-term growth of capital.
Portfolio                    Normally, at least 80% of the Portfolio's total
                             assets will be invested in foreign securities. The
                             Portfolio may also invest in U.S. issuers.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Franklin Small Cap Fund   -  This Fund seeks long-term capital growth. The Fund
                             normally invests at least 80% of its net assets in
                             investments of small capitalization companies. For
                             this Fund, small cap companies are those with
                             market capitalization values not exceeding: (i)
                             $1.5 billion; or (ii) the highest market
                             capitalization value in the Russell 2000 Index,
                             whichever is greater, at the time of purchase.

Franklin Small Cap        -  This Fund seeks long-term total return. The Fund
Value Securities Fund        normally invests at least 80% of its net assets in
                             investments of small capitalization companies. For
                             this Fund, small cap companies are those with
                             market cap values not exceeding $2.5 billion at the
                             time of purchase. The Fund invests in small
                             companies that the Fund's Manager believes are
                             undervalued.

Franklin U.S.             -  This Fund seeks income. The Fund normally invests
Government Fund              at least 80% of its net assets in U.S. government
                             securities, primarily fixed and variable rate
                             mortgage-backed securities.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Mutual Shares Securities  -  This Fund seeks capital appreciation with income as
Fund                         a secondary goal. The fund normally invests mainly
                             in U.S. equity securities that the Fund's manager
                             believes are available at market prices less than
                             their value based on certain recognized or
                             objective criteria, including undervalued stocks,
                             merger/risk arbitrage securities and distressed
                             companies.

Templeton Growth          -  This Fund seeks long-term capital growth. The Fund
Securities Fund              normally invests mainly in equity securities of
                             companies located anywhere in the world, including
                             those in the U.S. and in emerging markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
JPMorgan Mid Cap Value    -  This Portfolio seeks growth from capital
Portfolio                    appreciation by investing at least 80% of the value
                             of its assets in a broad portfolio of common stocks
                             of companies with market capitalizations of $1
                             billion to $20 billion at the time of purchase.

JPMorgan Small Company    -  This Portfolio seeks to provide high total return
Portfolio                    by investing at least 80% of the value of its
                             assets in small U.S. companies whose market
                             capitalizations are equal to those within the
                             universe of the S&P SmallCap 600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Russell 2000 Small Cap    -  This Portfolio seeks investment results that
Index Portfolio              correspond to the investment performance of U.S.
                             common stocks, as represented by the Russell 2000
                             Index. The Portfolio will attempt to achieve, in
                             both rising and falling markets, a correlation of
                             at least 95% between the total return of its net
                             assets before expenses and the total return of the
                             Russell 2000 Index.

S&P MidCap 400 Index      -  This Portfolio seeks investment results that
Portfolio                    correspond to the total return performance of U.S.
                             common stocks, as represented by the S&P MidCap 400
                             Index. The Portfolio will attempt to achieve, in
                             both rising and falling markets, a correlation of
                             at least 95% between the total return of its net
                             assets before expenses and the total return of the
                             S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Equity Income Portfolio   -  This Portfolio seeks to provide substantial
                             dividend income and long-term capital appreciation
                             by investing primarily in dividend-paying common
                             stocks of established companies considered by the
                             adviser to have favorable prospects for both
                             increasing dividends and capital appreciation.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Mid-Cap Growth            -  This Portfolio seeks to provide long-term capital
Portfolio*                   appreciation by investing primarily in mid-cap
                             stocks with the potential for above-average
                             earnings growth. The investment adviser defines
                             mid-cap companies as those whose market
                             capitalization falls within the range of companies
                             in either the Standard & Poor's Mid-Cap 400 Index
                             or Russell Mid Cap Growth Index.

                             *THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO IS NOT
                             AVAILABLE AS AN INVESTMENT OPTION FOR POLICIES ISSUED
                             ON OR AFTER MAY 1, 2004.

New America Growth        -  This Portfolio seeks to provide long-term growth of
Portfolio                    capital by investing primarily in the common stocks
                             of companies operating in sectors the investment
                             adviser believes will be the fastest growing in the
                             U.S. Fast-growing companies can be found across an
                             array of industries in today's "new America".

Personal Strategy         -  This Portfolio seeks the highest total return over
Balanced Portfolio           time consistent with an emphasis on both capital
                             appreciation and income. The Portfolio pursues its
                             objective by investing in a diversified portfolio
                             typically consisting of approximately 60% stocks,
                             30% bonds and 10% money market securities.


T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                 INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
International Stock       -  This Portfolio seeks to provide capital
Portfolio                    appreciation through investments primarily in
                             established companies based outside the United
                             States.


   We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

   We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

   If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

   To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY


   In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Joint Insureds who have a Joint Equal Age of 18 to 85 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $100,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $100,000. (We may issue a Policy with a minimum Specified Amount of $50,000. For any Policy issued with a Specified Amount from $50,000 to $99,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).


   The effective date of insurance coverage under the Policy will be the latest of:

         -  the Policy Date,

         - the date the Joint Insureds sign the last of any amendments to the initial application required by our underwriting rules, or

         -  the date when we receive the full initial premium at our Home
            Office.

   The Policy Date will be the later of:

          (1) the date of the initial application, or

          (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

   The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

   Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

   Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

   PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

   If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

   PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

   You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you have taken a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

   DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Universal Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

         (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

         (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

   Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

   The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

   UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

   Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

   PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

   NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

   ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Policy was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either:


          (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

          (2) before the end of 25 days after the Delivery Date.

   Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

   We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

   The following additional rules apply to Net Premium allocations:

         - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

         - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

         - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

   You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

   We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

         - the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

         -  any premium expense charges we deducted, plus

         - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

         -  amounts approximating the daily charges against the Variable
            Account.

POLICY LAPSE AND REINSTATEMENT

   LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you take a Policy Loan), or after three Policy Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit

   Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

   A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

   To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

   REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

         - A written application for reinstatement signed by the Policyowner and the Joint Insureds;

         -  Evidence of insurability we deem satisfactory;

         - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

         - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

   State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS.")

   The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

   While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the last death of the Joint Insureds under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

ACCUMULATED VALUE BENEFITS


   SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.


   A Surrender Charge will apply to any surrender during the first ten Policy Years, as well as during the first ten years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

   FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.

         - Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

         - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

         - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.


         - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.


         - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

         - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

            CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

         - We reserve the right to deny any transaction request made by facsimile.

   We may terminate this privilege at any time.

   SURRENDERS. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.


   PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value as a partial withdrawal from the Policy.

         -  A partial withdrawal must be at least $500.

         - A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Surrender Value.

   We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

   We will allocate a partial withdrawal (together with the Partial Withdrawal
   Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

   Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

         - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal and Partial Withdrawal Fee.

         - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

         - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

   If Option A is in effect at the time of the partial withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of partial withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

   If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

   NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

   On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

         - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

         - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

         - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

         - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

         -  All partial withdrawals (and any portion of the Partial Withdrawal
            Fee) from the Subaccount during the current Valuation Period; MINUS

         - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

   The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

   UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

TRANSFERS

   The following features apply to transfers under the Policy:


         - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account. If your Policy was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.


         - You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

            CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

         - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

         - We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.


         - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

         - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

         - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

   DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

   In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

         -  The minimum amount of each transfer is $100.


         - Under the dollar coast averaging program the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.


         - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

         - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

         - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

         - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

         - There is no charge to participate in this program. The Company reserves the right to discontinue this program at any time.


   ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Policyowners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Policyowners and the Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect other Policyowners or shareholders of the Investment Options.

   More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Policyowners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple policies owned by the same Policyowner. We do not include transfers made pursuant to the dollar cost averaging program in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Policyowners will be notified via mail of any action taken.

   Policyowners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operation systems and technological limitations. In addition, the terms of the Policy may also limit our ability to address this issue. Furthermore, the identification of a Policyowner determined to be engaged in transfer activity that may adversely affect the other Policyowners or Investment Option shareholders involve judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Policyowners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

   In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.


LOAN BENEFITS

   POLICY LOANS. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

   During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

   ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

   We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

   Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

   LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

   EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

   For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

   Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s).

   In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

   POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, the Net Accumulated Value (Net Surrender Value if you take a Policy Loan) or, after three Policy Years, the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

   REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Joint Insureds' lifetimes and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the last Joint Insureds' death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the

   Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

   For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

   So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the last death of the Joint Insureds.

         - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

         - If no Beneficiary survives the Joint Insureds, we will pay the death proceeds to you or your estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

         - If the Joint Insureds die simultaneously, we will pay an equal portion of the death proceeds to each beneficiary.

   To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

   DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Universal Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than
   (b) where:

          (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

   DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the last Joint Insureds' death.

   Under Option A, the death benefit will be equal to the greater of:

          (1) the sum of the current Specified Amount and the Accumulated Value, or

          (2) the Accumulated Value multiplied by the specified amount factor for the Joint Equal Attained Age.

   We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

   Under Option B, the death benefit will be equal to the greater of:

         -  the current Specified Amount, or

         - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the last death of the Joint Insureds) multiplied by the specified amount factor for the Joint Equal Attained Age.

   Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

   Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

   Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

   CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

   We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

   CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

   To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

BENEFITS AT MATURITY

   The Maturity Date is Joint Equal Attained Age 115 (Joint Equal Attained Age 95 in certain states). If either Joint Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing the Policy beyond the 100th birthday of the younger insured are unclear and a tax adviser should be consulted.

CHARGES AND DEDUCTIONS

   We deduct certain charges in connection with the Policy to compensate us for
   (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

   Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

   The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including registered representative sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

MONTHLY DEDUCTION

   We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

   We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

         -  the cost of insurance for the Policy; plus

         -  the cost of any optional insurance benefits added by rider; plus

         -  the monthly policy expense and per $1,000 charges.

   During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

   COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries when the Joint Insureds die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

   NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

          (a) is the Specified Amount;

          (b) is 1.0032737(1); and

          (c) is the Accumulated Value.

   We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

   We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

   COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Joint Insureds' sex, underwriting class and Joint Equal Age. For any increase in Specified Amount, we base the cost of insurance rate on the Joint Insureds' sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

   The cost of insurance rates generally increase as the Joint Insureds' Joint Equal Attained Age increases. The underwriting class of the Joint Insureds also will affect the cost of insurance rate. The Company currently places Joint Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Joint Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Joint Insureds will generally have a lower cost of insurance rate than similarly situated Joint Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Joint Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than those Joint Insureds who receive a standard classification. (A Joint Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

   We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

   ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

   MONTHLY POLICY EXPENSE CHARGES. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 monthly administrative charge against each Policy. We guarantee this charge will not exceed $14 per Policy Month.

   MONTHLY PER $1,000 CHARGE. We also apply an additional charge of $0.03 per $1,000 of Specified Amount against each Policy to further compensate us for the administration of the Policy and the Variable Account. We guarantee this charge will not exceed $0.05 per $1,000 of Specified Amount.

   FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insureds' premium class, and establishing policy records. The monthly administrative charge is $0.10 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.14 per $1,000 of Specified Amount.

   FIRST-YEAR MONTHLY POLICY EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $10 per Policy Month. We guarantee this charge will not exceed $14 per Policy Month.

TRANSFER CHARGE

   The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

         - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

         - Once we issue a Policy, we will not increase this charge for the life of the Policy.

         - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

   Currently, there is no charge for changing the Net Premium allocation instructions.

PARTIAL WITHDRAWAL FEE

   Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

SURRENDER CHARGE

   We apply a Surrender Charge during the first ten Policy Years, as well as during the first ten Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the Joint Equal Age, underwriting classes and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

        ISSUE AGE         NON-TOBACCO        TOBACCO        COMBINED
      ----------------------------------------------------------------
           30               $ 13.67          $ 15.00        $ 14.23
           50               $ 24.28          $ 27.59        $ 25.68
           70               $ 54.10          $ 53.81        $ 53.97

   The maximum Surrender Charge for any Policy is $54.26 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

   Currently, we waive the Surrender Charge after the first Policy Year if either Joint Insured is:

         -  terminally ill, or

         -  stays in a qualified care center for 90 consecutive days.

VARIABLE ACCOUNT CHARGES

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

   The mortality risk we assume is that Joint Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

   FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

   INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

   COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

   You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

   The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

   Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS


   You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


   We may delay transfers, payments of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

CHANGE OF PROVISIONS

   We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

   Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

OWNERSHIP

   The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. If there is more than one owner, the Policy will be owned jointly with right of survivorship. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Joint Insureds' lifetimes, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

   Special ownership rules may apply if the Joint Insureds are under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

THE BENEFICIARY

   The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

   Unless a payment option is chosen, we will pay the proceeds payable at the last Joint Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the last Joint Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
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CHANGE OF ADDRESS

   We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.


DISTRIBUTION OF THE POLICIES


   We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC ("EquiTrust Marketing") for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with EquiTrust Marketing.

   EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

   We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are 115% of Target Premiums in the first Policy Year; 6% of Target Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in each Policy Year. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment.

   Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

   Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing's registered representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

   We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

   See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.


   Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS


INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, especially with regard to policies issued on joint lives. While we believe that it is reasonable to conclude that a Policy should satisfy the applicable requirements of the Code, certain features of the Policy are not addressed in the relevant authorities. For example, the relevant authorities do not address the Policy's use of Joint Equal Age calculations to test for compliance with the requirements of the Code. If it is subsequently determined that a Policy does not satisfy the applicable requirements to be treated as a life insurance contract, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


   In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.


   In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

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   Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


   In some circumstances, where there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

          (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

          (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult a tax adviser as to the tax consequences of such a loan.

   Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

   EXCHANGES. The Company believes that an exchange of a fixed-benefit joint life policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

   CONTINUATION OF POLICY BEYOND AGE 100. If the Policy continues in force beyond the 100th birthday of the younger Insured, the tax consequences are uncertain. You should consult a tax adviser as to those consequences.

   POLICY SPLIT OPTION. The policy split option permits a Policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies that result would be MECs. Consult a tax adviser before exercising the policy split option.

   OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

   Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

   TAX SHELTER REGULATIONS. Prospective Policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury regulations applicable to corporate tax shelters.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

   At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

VOTING RIGHTS

   To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, We determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

   The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that

   Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

   The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

   Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.


POSTPONEMENT OF PAYMENTS


   The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

         - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

         - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

         - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

   We also may postpone transfers under these circumstances.

   Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

   If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

LEGAL PROCEEDINGS

   The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS


   The Variable Account's statements of assets and liabilities as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

   The audited balance sheets of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.


   The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at the number shown on the cover of this Prospectus, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

   You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

   The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

              Investment Company Act of 1940, File Number 811-08981

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                 (This page has been left blank intentionally.)

GLOSSARY

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

      (a)  A certified copy of the death certificate;

      (b)  A certified copy of a court decree reciting a finding of death;

      (c)  the Beneficiary's statement of election;

      (d)  a copy of the Beneficiary's Form W-9; or

      (e)  Any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

JOINT EQUAL AGE: The age on which premium and Accumulated Value are based. It is an actuarial equivalent and is determined by the age and sex of the Joint Insureds. The current Joint Equal Age on any Policy Anniversary will equal the Joint Equal Age on the Policy Date plus the number of years since the Policy Date.

JOINT EQUAL ATTAINED AGE: The Joint Equal Age at the Policy Date plus the number of Policy Years since the Policy Date.

JOINT INSUREDS: The persons upon whose lives the Company issues a Policy.

MATURITY DATE: The Joint Equal Attained Age 115 (Joint Equal Attained Age 95 in certain states). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

                                       G-1
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MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The
Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The flexible premium last surviver variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years and for ten years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                             PAGE
                                                                          ----------
GENERAL INFORMATION ABOUT THE COMPANY
     EquiTrust Life Insurance Company
     State Regulation of the Company
     Safekeeping of the Variable Account's Assets
     Material Irreconcilable Conflicts
ADDITIONAL POLICY PROVISIONS
     The Policy
     Special Transfer Privilege
     Assignment
     Changing the Policyowner or Beneficiary
     Incontestability
     Misstatement of Age or Sex
     Suicide Exclusion
     Continuance of Insurance
     Annual Report
     Policy Loans
     Voting Rights
     Nonparticipation
     Ownership of Assets
     Written Notice
     Payment Options
     Employment-Related Benefit Plans
ADDITIONAL INSURANCE BENEFITS
     Policy Split Option
FINANCIAL STATEMENTS
THE DECLARED INTEREST OPTION
     General Description
     Declared Interest Option Accumulated Value
CALCULATION OF VALUES
     Accumulated Value
     Unit Value
PERFORMANCE DATA
     Average Annual Total Return Calculations
DISTRIBUTION OF THE POLICIES
LEGAL MATTERS
EXPERTS
OTHER INFORMATION
DEATH BENEFIT OPTIONS
MAXIMUM SURRENDER CHARGES


                                     SAI-TOC

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                           West Des Moines, Iowa 50266

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                     FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE
                              LIFE INSURANCE POLICY

     This Statement of Additional Information contains additional information to the Prospectus for the flexible premium last survivor variable life insurance policy (the "Policy") offered by Equitrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown on the cover of the Prospectus.


                                   May 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                   PAGE
                                                                                ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                    1
     EquiTrust Life Insurance Company                                                    1
     State Regulation of the Company                                                     1
     Safekeeping of the Variable Account's Assets                                        1
     Material Irreconcilable Conflicts                                                   1
ADDITIONAL POLICY PROVISIONS                                                             2
     The Policy                                                                          2
     Special Transfer Privilege                                                          2
     Assignment                                                                          2
     Changing the Policyowner or Beneficiary                                             2
     Incontestability                                                                    2
     Misstatement of Age or Sex                                                          3
     Suicide Exclusion                                                                   3
     Continuance of Insurance                                                            3
     Annual Report                                                                       3
     Policy Loans                                                                        3
     Voting Rights                                                                       4
     Nonparticipation                                                                    4
     Ownership of Assets                                                                 4
     Written Notice                                                                      4
     Payment Options                                                                     4
     Employment-Related Benefit Plans                                                    6
ADDITIONAL INSURANCE BENEFITS                                                            6
     Policy Split Option                                                                 6
FINANCIAL STATEMENTS                                                                     7
THE DECLARED INTEREST OPTION                                                             7
     General Description                                                                 7
     Declared Interest Option Accumulated Value                                          8
CALCULATION OF VALUES                                                                    8
     Accumulated Value                                                                   8
     Unit Value                                                                          9
PERFORMANCE DATA                                                                         9
     Average Annual Total Return Calculations                                            9
DISTRIBUTION OF THE POLICIES                                                            10
LEGAL MATTERS                                                                           11
EXPERTS                                                                                 11
OTHER INFORMATION                                                                       11
DEATH BENEFIT OPTIONS                                                           Appendix A
MAXIMUM SURRENDER CHARGES                                                       Appendix B

GENERAL INFORMATION ABOUT THE COMPANY

EQUITRUST LIFE INSURANCE COMPANY


     EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 48 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming.

     One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2003, Iowa Farm Bureau Federation owned 55.42% of the outstanding voting shares of FBL Financial Group, Inc.


     Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

STATE REGULATION OF THE COMPANY

     The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

MATERIAL IRRECONCILABLE CONFLICTS

     The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

THE POLICY

     We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements or additional benefit riders or agreements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

SPECIAL TRANSFER PRIVILEGE

     You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit last survivor life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium last survivor variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

ASSIGNMENT

     The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

CHANGING THE POLICYOWNER OR BENEFICIARY

     During the Joint Insureds' lives, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

INCONTESTABILITY

     The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetimes of the Joint Insureds for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetimes of the Joint Insureds for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

MISSTATEMENT OF AGE OR SEX

     If either Joint Insureds' age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

SUICIDE EXCLUSION

     If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the surviving Joint Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

CONTINUANCE OF INSURANCE

     The insurance under a Policy will continue until the earlier of:

          - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

          - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

          -    the last death of the Joint Insureds; or

          -    the Maturity Date.

     Any rider to a Policy will terminate on the date specified in the rider.

ANNUAL REPORT

     At least once each year, we will send an annual report to each Policyowner. The report will show

          -    the current death benefit,

          - the Accumulated Value in each Subaccount and in the Declared Interest Option,

          -    outstanding Policy Debt, and

          - premiums paid, partial withdrawals made and charges assessed since the last report.

     The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

POLICY LOANS

     Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

     Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the last Joint Insureds' death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

VOTING RIGHTS

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

NONPARTICIPATION

     The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

OWNERSHIP OF ASSETS

     The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

     You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Joint Insureds' full names. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

PAYMENT OPTIONS

     We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. In any case, a supplemental agreement will be issued for the payment option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a payment option. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

     You may designate an option in your application or notify us in writing at our Home Office. During the lives of the Joint Insureds, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the last Joint Insureds' death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

     If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

          (1)  the proceeds are less than $2,000;

          (2)  periodic payments would be less than $20; or

          (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

     Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

     If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

     Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the last Joint Insured's death, on partial withdrawal or surrender, or on the Maturity Date.

     OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

     OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

     ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

     A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

EMPLOYMENT-RELATED BENEFIT PLANS

     The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

          - Last Survivor Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index;
               (2) 20% of the initial Specified Amount; or (3) $50,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

          - Universal Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional Insured. If you select this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider.

          - Universal Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

          - Estate Protector 4-Year Non-Renewable Last Survivor Term. This rider provides term insurance coverage payable upon the death of the last Insured if death occurs within 4 years of the Policy Date. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the applicable cost of insurance rate multiplied by the amount of term insurance coverage under the rider.

     We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

POLICY SPLIT OPTION

     You may split the Policy into two single-life policies, one on each of the Joint Insureds, upon the occurrence of the following events:

          - Divorce or annulment with respect to the marriage of the Joint Insureds, or

          - Certain changes in the Federal Estate Tax Law resulting in reductions in the Unlimited Martial Deduction, the Federal Unified Credit or the Federal Estate Tax.

     You may elect this option subject to the following provisions:

          - You must provide us with written notification within 90 days after the effective date of one of the events listed above;

          - each new policy will be issued for no more than one-half the Specified Amount of this Policy;

          - the Net Surrender Value will be divided and allocated in proportion to the Specified Amount of each new policy;

          - the Beneficiary of this Policy will be the beneficiary of each new policy;

          - if the Joint Insureds are the owners of this Policy, each will be the owner of their new policy; if the Joint Insureds are not the owners of this Policy, then the owners will be the owners of each new policy (in this case, there will be a taxable event);

          - the new policies will be issued based on age and premium class for each Joint Insured on the effective date of the election of this option;

          - the new policies much fit our single-life issue limits in effect at the time you elect the option. The new policies will be subject to the same charges as those in effect for regularly underwritten policies;

          - this option will not be available after the date on which the first Insured dies;

          - the two single-life policies may be any permanent single life policies currently offered by the Company at the time this option is elected; and

          -    any assignments of this Policy will apply to each new policy.

     A policy split option may have tax consequences. (See "FEDERAL TAX MATTERS." Please consult your registered representative for more information on this option.

FINANCIAL STATEMENTS


     This Statement of Additional Information contains the audited statement of assets and liabilities of the Variable Account as of December 31, 2003, the audited statements of operations, and changes in net assets for the periods disclosed in the financial statements. Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, serves as independent auditors for the Variable Account.

     The financial statements of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003, appearing herein, have been audited by Ernst and Young LLP, independent auditors.


     The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE  DECLARED INTEREST OPTION

GENERAL DESCRIPTION

     Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

     You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION ACCUMULATED VALUE

     Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

     The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

ACCUMULATED VALUE

     The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

          -    Accumulated Value will reflect a number of factors, including

               -    premiums paid,

               -    partial withdrawals,

               -    Policy Loans,

               -    charges assessed in connection with the Policy,

               - interest earned on the Accumulated Value in the Declared Interest Option, and

               - investment performance of the Subaccounts to which the Accumulated Value is allocated.

     As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

UNIT VALUE

     For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
     (a) by (b) where:

     (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

          (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

          (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

          (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

          (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

     (b) is the number of units outstanding at the end of the preceding Valuation Period.

     The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN CALCULATIONS


     SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

          - A hypothetical $1,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

          - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

          -    The ending value is divided by the initial investment.

          - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.


     INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

DISTRIBUTION OF THE POLICIES

     EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc.


     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.


     EquiTrust Marketing may sell the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services.


     EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                                      AGGREGATE AMOUNT OF
                                                     COMMISSIONS RETAINED
                            AGGREGATE AMOUNT OF     BY EQUITRUST MARKETING
                            COMMISSIONS PAID TO      AFTER PAYMENTS TO ITS
              FISCAL YEAR   EQUITRUST MARKETING*   REGISTERED REPRESENTATIVES
              ---------------------------------------------------------------
                 2001           $   23,150                 $    0
                 2002           $   34,274                 $    0
                 2003           $   18,036                 $    0


     * Includes sales compensation paid registered representatives of EquiTrust Marketing.


     Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

     The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium last survivor variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

EXPERTS

     Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

     The Variable Account's statements of assets and liabilities as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400,
     Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                         Report of Independent Auditors

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Variable Account II, comprising the Ultra, Vista, Appreciation, Developing Leaders (formerly Dreyfus Small Cap), Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Small Cap Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Variable Account II at December 31, 2003, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Des Moines, Iowa
March 12, 2004

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2003

                                                                                                              DEVELOPING
                                                              ULTRA           VISTA         APPRECIATION        LEADERS
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $       25,217   $       19,328   $    1,175,103   $    1,085,165

LIABILITIES                                                           -                -                -                -
                                                         -----------------------------------------------------------------
Net assets                                               $       25,217   $       19,328   $    1,175,103   $    1,085,165
                                                         =================================================================

NET ASSETS
Accumulation units                                       $       25,217   $       19,328   $    1,175,103   $    1,085,165
                                                         -----------------------------------------------------------------
Total net assets                                         $       25,217   $       19,328   $    1,175,103   $    1,085,165
                                                         =================================================================

Investments in shares of mutual funds, at cost           $       22,156   $       15,548   $    1,181,418   $    1,001,169
Shares of mutual fund owned                                    2,747.00         1,667.65        34,140.12        29,022.86

Accumulation units outstanding                                 2,571.55         1,679.23       118,931.68        82,356.66
Accumulation unit value                                  $         9.81   $        11.51   $         9.88   $        13.18

                                                                             DREYFUS
                                                          DISCIPLINED        GROWTH &      INTERNATIONAL
                                                             STOCK            INCOME           EQUITY
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $    1,181,982   $      402,358   $      312,979

LIABILITIES                                                           -                -                -
                                                         ------------------------------------------------
Net assets                                               $    1,181,982   $      402,358   $      312,979
                                                         ================================================

NET ASSETS
Accumulation units                                       $    1,181,982   $      402,358   $      312,979
                                                         ------------------------------------------------
Total net assets                                         $    1,181,982   $      402,358   $      312,979
                                                         ================================================

Investments in shares of mutual funds, at cost           $    1,239,730   $      400,383   $      285,731
Shares of mutual fund owned                                   60,121.17        19,958.25        26,146.96

Accumulation units outstanding                               138,684.25        42,625.73        28,910.72
Accumulation unit value                                  $         8.52   $         9.44   $        10.83

SEE ACCOMPANYING NOTES.

                                                            SOCIALLY
                                                          RESPONSIBLE                        HIGH GRADE
                                                             GROWTH         BLUE CHIP           BOND           MANAGED
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------------------------------------------------------------
Assets
Investments in shares of mutual funds, at market         $        3,015   $    1,253,708   $      355,024   $       54,352

LIABILITIES                                                           -                -                -                -
                                                         -----------------------------------------------------------------
Net assets                                               $        3,015   $    1,253,708   $      355,024   $       54,352
                                                         =================================================================

NET ASSETS
Accumulation units                                       $        3,015   $    1,253,708   $      355,024   $       54,352
                                                         -----------------------------------------------------------------
Total net assets                                         $        3,015   $    1,253,708   $      355,024   $       54,352
                                                         =================================================================

Investments in shares of mutual funds, at cost           $        2,543   $    1,251,305   $      347,589   $       45,879
Shares of mutual fund owned                                      127.29        37,257.29        34,071.41         3,689.92

Accumulation units outstanding                                   321.46       133,847.63        26,948.87         4,549.77
Accumulation unit value                                  $         9.38   $         9.37   $        13.17   $        11.95

                                                             MONEY          STRATEGIC          VALUE
                                                             MARKET           YIELD            GROWTH
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $       32,968   $      164,034   $      353,753

LIABILITIES                                                           -                -                -
                                                         ------------------------------------------------
Net assets                                               $       32,968   $      164,034   $      353,753
                                                         ================================================

NET ASSETS
Accumulation units                                       $       32,968   $      164,034   $      353,753
                                                         ------------------------------------------------
Total net assets                                         $       32,968   $      164,034   $      353,753
                                                         ================================================

Investments in shares of mutual funds, at cost           $       32,968   $      160,517   $      294,108
Shares of mutual fund owned                                   32,967.96        17,966.47        30,081.01

Accumulation units outstanding                                 2,979.81        13,003.98        25,882.89
Accumulation unit value                                  $        11.06   $        12.61   $        13.67

SEE ACCOMPANYING NOTES.

                                                                                              FIDELITY
                                                                                               GROWTH &
                                                           CONTRAFUND         GROWTH           INCOME         HIGH INCOME
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $       67,170   $       68,179   $       42,672   $        4,139

LIABILITIES                                                           -                -                -                -
                                                         -----------------------------------------------------------------
Net assets                                               $       67,170   $       68,179   $       42,672   $        4,139
                                                         =================================================================

NET ASSETS
Accumulation units                                       $       67,170   $       68,179   $       42,672   $        4,139
                                                         -----------------------------------------------------------------
Total net assets                                         $       67,170   $       68,179   $       42,672   $        4,139
                                                         =================================================================

Investments in shares of mutual funds, at cost           $       56,829   $       57,128   $       36,932   $        3,658
Shares of mutual fund owned                                    2,904.03         2,196.48         3,218.07           602.41

Accumulation units outstanding                                 5,733.37         7,347.24         4,240.90           324.60
Accumulation unit value                                  $        11.72   $         9.28   $        10.06   $        12.75

                                                           INDEX 500         MID-CAP          OVERSEAS
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $      138,095   $      131,463   $       16,205

LIABILITIES                                                           -                -                -
                                                         ------------------------------------------------
Net assets                                               $      138,095   $      131,463   $       16,205
                                                         ================================================

NET ASSETS
Accumulation units                                       $      138,095   $      131,463   $       16,205
                                                         ------------------------------------------------
Total net assets                                         $      138,095   $      131,463   $       16,205
                                                         ================================================

Investments in shares of mutual funds, at cost           $      116,757   $       99,931   $       12,353
Shares of mutual fund owned                                    1,094.87         5,484.47         1,039.43

Accumulation units outstanding                                13,806.47        10,323.37         1,484.23
Accumulation unit value                                  $        10.00   $        12.73   $        10.92

SEE ACCOMPANYING NOTES.

                                                                             FRANKLIN
                                                                             SMALL CAP                          MUTUAL
                                                            FRANKLIN           VALUE        FRANKLIN U.S.       SHARES
                                                            SMALL CAP       SECURITIES       GOVERNMENT       SECURITIES
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $       29,192   $       21,561   $       38,357   $       50,198

LIABILITIES                                                           -                -                -                -
                                                         -----------------------------------------------------------------
Net assets                                               $       29,192   $       21,561   $       38,357   $       50,198
                                                         =================================================================

NET ASSETS
Accumulation units                                       $       29,192   $       21,561   $       38,357   $       50,198
                                                         -----------------------------------------------------------------
Total net assets                                         $       29,192   $       21,561   $       38,357   $       50,198
                                                         =================================================================

Investments in shares of mutual funds, at cost           $       23,159   $       16,694   $       39,157   $       41,817
Shares of mutual fund owned                                    1,674.83         1,701.77         2,932.49         3,371.29

Accumulation units outstanding                                 2,800.21         1,655.01         3,532.70         4,426.67
Accumulation unit value                                  $        10.43   $        13.03   $        10.86   $        11.34

                                                            TEMPLETON
                                                             GROWTH           MID-CAP           SMALL
                                                           SECURITIES          VALUE           COMPANY
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $       38,066   $       50,734   $       12,840

LIABILITIES                                                           -                -                -
                                                         ------------------------------------------------
Net assets                                               $       38,066   $       50,734   $       12,840
                                                         ================================================

NET ASSETS
Accumulation units                                       $       38,066   $       50,734   $       12,840
                                                         ------------------------------------------------
Total net assets                                         $       38,066   $       50,734   $       12,840
                                                         ================================================

Investments in shares of mutual funds, at cost           $       31,528   $       39,931   $       10,335
Shares of mutual fund owned                                    3,401.82         2,349.87           913.20

Accumulation units outstanding                                 3,622.93         3,699.03         1,225.89
Accumulation unit value                                  $        10.51   $        13.72   $        10.47

SEE ACCOMPANYING NOTES.

                                                                           RUSSELL 2000         S&P
                                                           NASDAQ 100       SMALL CAP        MIDCAP 400         EQUITY
                                                             INDEX            INDEX            INDEX            INCOME
                                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $       95,238   $       65,057   $       64,129   $      341,389

LIABILITIES                                                           -                -                -                -
                                                         -----------------------------------------------------------------
Net assets                                               $       95,238   $       65,057   $       64,129   $      341,389
                                                         =================================================================

NET ASSETS
Accumulation units                                       $       95,238   $       65,057   $       64,129   $      341,389
                                                         -----------------------------------------------------------------
Total net assets                                         $       95,238   $       65,057   $       64,129   $      341,389
                                                         =================================================================

Investments in shares of mutual funds, at cost           $       81,969   $       48,787   $       52,560   $      312,472
Shares of mutual fund owned                                    4,596.44         1,195.68         1,218.72        16,908.79

Accumulation units outstanding                                 8,371.66         5,415.92         5,244.27        26,888.41
Accumulation unit value                                  $        11.38   $        12.01   $        12.23   $        12.70

                                                                                              PERSONAL
                                                            MID-CAP        NEW AMERICA        STRATEGY       INTERNATIONAL
                                                            GROWTH           GROWTH           BALANCED           STOCK
                                                          SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                         -----------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market         $    1,047,991   $      542,487   $      503,988   $      159,653

LIABILITIES                                                           -                -                -                -
                                                         -----------------------------------------------------------------
Net assets                                               $    1,047,991   $      542,487   $      503,988   $      159,653
                                                         =================================================================

NET ASSETS
Accumulation units                                       $    1,047,991   $      542,487   $      503,988   $      159,653
                                                         -----------------------------------------------------------------
Total net assets                                         $    1,047,991   $      542,487   $      503,988   $      159,653
                                                         =================================================================

Investments in shares of mutual funds, at cost           $      893,297   $      529,519   $      454,581   $      145,958
Shares of mutual fund owned                                   52,662.87        30,910.94        31,245.41        13,371.26

Accumulation units outstanding                                75,326.28        67,418.60        39,892.26        17,814.39
Accumulation unit value                                  $        13.91   $         8.05   $        12.63   $         8.96

SEE ACCOMPANYING NOTES.

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2003

                                                                                                               DEVELOPING
                                                              ULTRA            VISTA         APPRECIATION       LEADERS
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------------------------
Income:
  Dividends                                               $            -   $            -   $       14,938   $          279
Expenses:
  Mortality and expense risk                                        (143)            (105)          (8,835)          (7,816)
                                                          -----------------------------------------------------------------
 Net investment income (loss)                                       (143)            (105)           6,103           (7,537)

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (227)             (62)         (23,559)         (51,475)
  Realized gain distributions                                          -                -                -                -
                                                          -----------------------------------------------------------------
 Total realized gain (loss) on investments                          (227)             (62)         (23,559)         (51,475)

 Change in unrealized appreciation/depreciation of
  investments                                                      4,040            4,424          207,025          303,214
                                                          -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations    $        3,670   $        4,257   $      189,569   $      244,202
                                                          =================================================================

                                                                              DREYFUS
                                                           DISCIPLINED        GROWTH &       INTERNATIONAL
                                                              STOCK           INCOME            EQUITY
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          ------------------------------------------------
Income:
  Dividends                                               $        8,969   $        2,811   $       11,556
Expenses:
  Mortality and expense risk                                      (8,734)          (2,948)          (2,094)
                                                          ------------------------------------------------
 Net investment income (loss)                                        235             (137)           9,462

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                    (31,812)         (11,833)         (21,433)
  Realized gain distributions                                          -                -                -
                                                          ------------------------------------------------
 Total realized gain (loss) on investments                       (31,812)         (11,833)         (21,433)

 Change in unrealized appreciation/depreciation of
  investments                                                    238,076           90,368           99,929
                                                          ------------------------------------------------
 Net increase (decrease) in net assets from operations    $      206,499   $       78,398   $       87,958
                                                          ================================================

SEE ACCOMPANYING NOTES.

                                                             SOCIALLY
                                                            RESPONSIBLE                       HIGH GRADE
                                                              GROWTH         BLUE CHIP           BOND           MANAGED
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------------------------
Income:
  Dividends                                               $            -   $       15,038   $       15,756   $          788
Expenses:
  Mortality and expense risk                                         (20)          (9,372)          (3,134)            (368)
                                                          -----------------------------------------------------------------
 Net investment income (loss)                                        (20)           5,666           12,622              420

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                        (75)         (36,672)           5,358              132
  Realized gain distributions                                          -                -            1,708                -
                                                          -----------------------------------------------------------------
 Total realized gain (loss) on investments                           (75)         (36,672)           7,066              132

 Change in unrealized appreciation/depreciation of
  investments                                                        624          270,411           (4,420)           8,232
                                                          -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations    $          529   $      239,405   $       15,268   $        8,784
                                                          =================================================================

                                                              MONEY          STRATEGIC          VALUE
                                                              MARKET           YIELD            GROWTH
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          ------------------------------------------------
Income:
  Dividends                                               $          177   $        9,919   $        3,926
Expenses:
  Mortality and expense risk                                        (304)          (1,266)          (2,608)
                                                          ------------------------------------------------
 Net investment income (loss)                                       (127)           8,653            1,318

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                          -             (517)           5,024
  Realized gain distributions                                          -                -                -
                                                          ------------------------------------------------
 Total realized gain (loss) on investments                             -             (517)           5,024

 Change in unrealized appreciation/depreciation of
  investments                                                          -            6,717           73,198
                                                          ------------------------------------------------
 Net increase (decrease) in net assets from operations    $         (127)  $       14,853   $       79,540
                                                          ================================================

SEE ACCOMPANYING NOTES.

                                                                                              FIDELITY
                                                                                              GROWTH &
                                                            CONTRAFUND         GROWTH          INCOME          HIGH INCOME
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------------------------
Income:
  Dividends                                               $          160   $          102   $          248   $           88
Expenses:
  Mortality and expense risk                                        (397)            (444)            (267)             (23)
                                                          -----------------------------------------------------------------
 Net investment income (loss)                                       (237)            (342)             (19)              65

 Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                      (115)            (981)            (206)              57
   Realized gain distributions                                         -                -                -                -
                                                          -----------------------------------------------------------------
 Total realized gain (loss) on investments                          (115)            (981)            (206)              57

 Change in unrealized appreciation/depreciation of
  investments                                                     12,159           15,546            6,548              415
                                                          -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations    $       11,807   $       14,223   $        6,323   $          537
                                                          =================================================================

                                                            INDEX 500         MID-CAP          OVERSEAS
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          ------------------------------------------------
Income:
  Dividends                                               $        1,036   $          203   $           52
Expenses:
  Mortality and expense risk                                        (823)            (838)             (90)
                                                          ------------------------------------------------
 Net investment income (loss)                                        213             (635)             (38)

 Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                      (835)             (34)            (106)
   Realized gain distributions                                         -                -                -
                                                          ------------------------------------------------
 Total realized gain (loss) on investments                          (835)             (34)            (106)

 Change in unrealized appreciation/depreciation of
  investments                                                     24,985           33,933            4,390
                                                          ------------------------------------------------
 Net increase (decrease) in net assets from operations    $       24,363   $       33,264   $        4,246
                                                          ================================================

SEE ACCOMPANYING NOTES.

                                                                              FRANKLIN
                                                                              SMALL CAP                          MUTUAL
                                                             FRANKLIN           VALUE        FRANKLIN U.S.       SHARES
                                                             SMALL CAP       SECURITIES       GOVERNMENT       SECURITIES
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------------------------
Income:
  Dividends                                               $            -   $           36   $        2,398   $          459
Expenses:
  Mortality and expense risk                                        (166)            (137)            (353)            (397)
                                                          -----------------------------------------------------------------
 Net investment income (loss)                                       (166)            (101)           2,045               62

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (474)             (88)            (467)              85
  Realized gain distributions                                          -                -                -                -
                                                          -----------------------------------------------------------------
 Total realized gain (loss) on investments                          (474)             (88)            (467)              85

 Change in unrealized appreciation/depreciation of
  investments                                                      6,976            5,274           (1,171)           9,780
                                                          -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations    $        6,336   $        5,085   $          407   $        9,927
                                                          =================================================================

                                                             TEMPLETON
                                                              GROWTH           MID-CAP           SMALL
                                                            SECURITIES          VALUE           COMPANY
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          ------------------------------------------------
Income:
  Dividends                                               $          352   $          138   $            -
Expenses:
  Mortality and expense risk                                        (204)            (358)             (73)
                                                          ------------------------------------------------
 Net investment income (loss)                                        148             (220)             (73)

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (374)             407             (182)
  Realized gain distributions                                          -                -                -
                                                          ------------------------------------------------
 Total realized gain (loss) on investments                          (374)             407             (182)

 Change in unrealized appreciation/depreciation of
  investments                                                      7,792           10,489            2,985
                                                          ------------------------------------------------
 Net increase (decrease) in net assets from operations    $        7,566   $       10,676   $        2,730
                                                          ================================================

SEE ACCOMPANYING NOTES.

                                                                            RUSSELL 2000         S&P
                                                            NASDAQ 100        SMALL CAP       MIDCAP 400         EQUITY
                                                               INDEX            INDEX           INDEX            INCOME
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------------------------
Income:
  Dividends                                               $            -   $          245   $          154   $        4,919
Expenses:
  Mortality and expense risk                                        (516)            (396)            (329)          (2,540)
                                                          -----------------------------------------------------------------
 Net investment income (loss)                                       (516)            (151)            (175)           2,379

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                     (1,685)          (1,141)            (473)          (2,502)
  Realized gain distributions                                          -                -                -                -
                                                          -----------------------------------------------------------------
 Total realized gain (loss) on investments                        (1,685)          (1,141)            (473)          (2,502)

 Change in unrealized appreciation/depreciation of
  investments                                                     24,211           18,901           13,046           66,019
                                                          -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations    $       22,010   $       17,609   $       12,398   $       65,896
                                                          =================================================================

                                                                                               PERSONAL
                                                              MID-CAP        NEW AMERICA       STRATEGY      INTERNATIONAL
                                                              GROWTH           GROWTH          BALANCED           STOCK
                                                            SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                          -----------------------------------------------------------------
Income:
  Dividends                                               $            -   $            -   $        9,473   $        1,715
Expenses:
  Mortality and expense risk                                      (7,515)          (3,933)          (3,729)          (1,107)
                                                          -----------------------------------------------------------------
 Net investment income (loss)                                     (7,515)          (3,933)           5,744              608

 Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                     (4,432)         (17,877)          (2,649)          (5,751)
  Realized gain distributions                                          -                -              309              132
                                                          -----------------------------------------------------------------
 Total realized gain (loss) on investments                        (4,432)         (17,877)          (2,340)          (5,619)

 Change in unrealized appreciation/depreciation of
  investments                                                    284,489          153,019           89,322           40,388
                                                          -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations    $      272,542   $      131,209   $       92,726   $       35,377
                                                          =================================================================

SEE ACCOMPANYING NOTES.

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ULTRA SUBACCOUNT                  VISTA SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003            2002             2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $         (143)  $          (27)  $         (105)  $          (26)
  Net realized gain (loss) on investments                          (227)            (259)             (62)            (128)
  Change in unrealized appreciation/depreciation of
   investments                                                    4,040           (1,002)           4,424             (644)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations            3,670           (1,288)           4,257             (798)

 Contract transactions:
  Transfers of net premiums                                      11,746            5,950            9,233            5,058
  Transfers of surrenders and death benefits                          -              (99)            (243)               -
  Transfers of cost of insurance and other charges               (3,700)          (1,998)          (3,282)          (1,838)
  Transfers for policy loans                                          -                -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                               5,778            4,442            4,101            2,819
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   13,824            8,295            9,809            6,039
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         17,494            7,007           14,066            5,241

 Net assets at beginning of period                                7,723              716            5,262               21
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       25,217   $        7,723   $       19,328   $        5,262
                                                         =================================================================

                                                                                                 DEVELOPING LEADERS
                                                             APPRECIATION SUBACCOUNT                 SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003            2002             2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $        6,103   $        2,868   $       (7,537)  $       (5,938)
  Net realized gain (loss) on investments                       (23,559)         (16,021)         (51,475)         (66,865)
  Change in unrealized appreciation/depreciation of
   investments                                                  207,025         (153,267)         303,214          (80,840)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations          189,569         (166,420)         244,202         (153,643)

 Contract transactions:
  Transfers of net premiums                                     303,804          349,985          275,815          305,918
  Transfers of surrenders and death benefits                    (30,542)         (14,713)         (31,173)         (10,486)
  Transfers of cost of insurance and other charges             (108,007)        (116,841)         (91,173)         (92,511)
  Transfers for policy loans                                    (16,182)         (14,116)         (16,867)         (15,914)
  Transfers between subaccounts, including
   Declared Interest Option account                             (24,112)         (10,936)          (2,318)           4,009
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                  124,961          193,379          134,284          191,016
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                        314,530           26,959          378,486           37,373

 Net assets at beginning of period                              860,573          833,614          706,679          669,306
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $    1,175,103   $      860,573   $    1,085,165   $      706,679
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                                                              DREYFUS GROWTH & INCOME
                                                           DISCIPLINED STOCK SUBACCOUNT               SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                              2003            2002             2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $          235   $       (1,635)  $         (137)  $         (781)
  Net realized gain (loss) on investments                       (31,812)         (76,825)         (11,833)         (23,640)
  Change in unrealized appreciation/depreciation of
   investments                                                  238,076         (166,222)          90,368          (64,087)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations          206,499         (244,682)          78,398          (88,508)

 Contract transactions:
  Transfers of net premiums                                     293,762          341,231          101,667          114,923
  Transfers of surrenders and death benefits                    (21,022)         (13,854)          (9,511)          (3,309)
  Transfers of cost of insurance and other charges             (101,064)        (110,943)         (36,083)         (37,296)
  Transfers for policy loans                                    (10,160)         (10,351)          (4,214)         (10,095)
  Transfers between subaccounts, including
   Declared Interest Option account                             (15,248)        (113,312)          (4,639)         (11,816)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                  146,268           92,771           47,220           52,407
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                        352,767         (151,911)         125,618          (36,101)

 Net assets at beginning of period                              829,215          981,126          276,740          312,841
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $    1,181,982   $      829,215   $      402,358   $      276,740
                                                         =================================================================

                                                               INTERNATIONAL EQUITY          SOCIALLY RESPONSIBLE GROWTH
                                                                    SUBACCOUNT                       SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                                 2003            2002             2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $        9,462   $        4,498   $          (20)  $           (5)
  Net realized gain (loss) on investments                       (21,433)         (24,289)             (75)             (78)
  Change in unrealized appreciation/depreciation of
   investments                                                   99,929          (14,534)             624             (152)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           87,958          (34,325)             529             (235)

 Contract transactions:
  Transfers of net premiums                                      80,519           98,258            1,780            1,737
  Transfers of surrenders and death benefits                     (6,043)          (3,189)               -              (80)
  Transfers of cost of insurance and other charges              (26,103)         (26,211)            (648)            (441)
  Transfers for policy loans                                     (3,467)          (7,861)               -                -
  Transfers between subaccounts, including
   Declared Interest Option account                              (8,422)         (10,579)               -              373
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   36,484           50,418            1,132            1,589
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                        124,442           16,093            1,661            1,354

 Net assets at beginning of period                              188,537          172,444            1,354                -
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $      312,979   $      188,537   $        3,015   $        1,354
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                                                                   HIGH GRADE BOND
                                                              BLUE CHIP SUBACCOUNT                   SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003             2002            2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $        5,666   $        5,652   $       12,622   $       11,074
  Net realized gain (loss) on investments                       (36,672)         (37,712)           7,066            2,624
  Change in unrealized appreciation/depreciation of
   investments                                                  270,411         (172,781)          (4,420)           5,890
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations          239,405         (204,841)          15,268           19,588

 Contract transactions:
  Transfers of net premiums                                     279,039          347,559           71,449           72,105
  Transfers of surrenders and death benefits                    (33,121)         (11,944)         (34,813)          (3,608)
  Transfers of cost of insurance and other charges             (121,857)        (123,765)         (44,989)         (39,013)
  Transfers for policy loans                                     (7,358)         (20,067)          (2,947)          (3,653)
  Transfers between subaccounts, including
   Declared Interest Option account                               6,630          (22,143)          10,357           70,562
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                  123,333          169,640             (943)          96,393
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                        362,738          (35,201)          14,325          115,981

 Net assets at beginning of period                              890,970          926,171          340,699          224,718
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $    1,253,708   $      890,970   $      355,024   $      340,699
                                                         =================================================================

                                                                MANAGED SUBACCOUNT             MONEY MARKET SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                             2003             2002             2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $          420   $          (24)  $         (127)  $           68
  Net realized gain (loss) on investments                           132             (137)               -                -
  Change in unrealized appreciation/depreciation of
   investments                                                    8,232              240                -                -
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations            8,784               79             (127)              68

 Contract transactions:
  Transfers of net premiums                                      24,295           17,950           12,680           11,387
  Transfers of surrenders and death benefits                     (1,238)             (82)         (12,859)            (488)
  Transfers of cost of insurance and other charges               (7,336)          (4,516)          (4,272)          (3,902)
  Transfers for policy loans                                        (71)               -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                               2,776           13,634            6,772              294
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   18,426           26,986            2,321            7,291
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         27,210           27,065            2,194            7,359

 Net assets at beginning of period                               27,142               77           30,774           23,415
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       54,352   $       27,142   $       32,968   $       30,774
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                           STRATEGIC YIELD SUBACCOUNT          VALUE GROWTH SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003            2002             2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $        8,653   $        6,092   $        1,318   $        2,066
  Net realized gain (loss) on investments                          (517)            (252)           5,024            1,445
  Change in unrealized appreciation/depreciation of
   investments                                                    6,717           (1,241)          73,198          (32,173)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           14,853            4,599           79,540          (28,662)

 Contract transactions:
  Transfers of net premiums                                      56,202           53,955           81,660           88,765
  Transfers of surrenders and death benefits                     (6,526)            (649)          (6,029)          (2,425)
  Transfers of cost of insurance and other charges              (17,064)         (16,447)         (42,064)         (41,625)
  Transfers for policy loans                                       (130)          (2,654)         (10,261)          (2,811)
  Transfers between subaccounts, including
   Declared Interest Option account                              (2,833)           7,437           (1,369)           5,384
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   29,649           41,642           21,937           47,288
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         44,502           46,241          101,477           18,626

 Net assets at beginning of period                              119,532           73,291          252,276          233,650
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $      164,034   $      119,532   $      353,753   $      252,276
                                                         =================================================================

                                                              CONTRAFUND SUBACCOUNT               GROWTH SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                              2003            2002            2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $         (237)  $         (110)  $         (342)  $         (139)
  Net realized gain (loss) on investments                          (115)            (180)            (981)            (773)
  Change in unrealized appreciation/depreciation of
   investments                                                   12,159           (1,887)          15,546           (4,494)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           11,807           (2,177)          14,223           (5,406)

 Contract transactions:
  Transfers of net premiums                                      25,051           17,801           29,701           25,332
  Transfers of surrenders and death benefits                     (1,235)             (40)          (1,433)            (136)
  Transfers of cost of insurance and other charges               (7,738)          (4,833)          (8,739)          (5,590)
  Transfers for policy loans                                       (810)               -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                              10,337           16,122            1,676           18,380
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   25,605           29,050           21,205           37,986
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                          37,412           26,873           35,428           32,580

 Net assets at beginning of period                                29,758            2,885           32,751              171
                                                          -----------------------------------------------------------------
 Net assets at end of period                              $       67,170   $       29,758   $       68,179   $       32,751
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                            FIDELITY GROWTH & INCOME
                                                                   SUBACCOUNT                   HIGH INCOME SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003            2002             2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $          (19)  $          (69)  $           65   $           (2)
  Net realized gain (loss) on investments                          (206)            (633)              57               (3)
  Change in unrealized appreciation/depreciation of
   investments                                                    6,548             (808)             415               66
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations            6,323           (1,510)             537               61

 Contract transactions:
  Transfers of net premiums                                      21,975           11,134            1,847            1,000
  Transfers of surrenders and death benefits                       (493)          (1,197)               -                -
  Transfers of cost of insurance and other charges               (5,578)          (3,605)            (511)            (325)
  Transfers for policy loans                                          -                -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                               3,864           10,930            1,153              377
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   19,768           17,262            2,489            1,052
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         26,091           15,752            3,026            1,113

 Net assets at beginning of period                               16,581              829            1,113                -
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       42,672   $       16,581   $        4,139   $        1,113
                                                         =================================================================

                                                              INDEX 500 SUBACCOUNT               MID-CAP SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                              2003            2002              2003           2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $          213   $         (197)  $         (635)  $         (211)
  Net realized gain (loss) on investments                          (835)            (569)             (34)            (406)
  Change in unrealized appreciation/depreciation of
   investments                                                   24,985           (3,653)          33,933           (2,459)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           24,363           (4,419)          33,264           (3,076)

 Contract transactions:
  Transfers of net premiums                                      50,258           28,179           42,518           32,619
  Transfers of surrenders and death benefits                       (431)               -           (2,024)          (1,139)
  Transfers of cost of insurance and other charges              (14,706)          (8,344)         (13,095)          (8,743)
  Transfers for policy loans                                       (746)               -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                              19,018           44,462            3,479           45,991
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   53,393           64,297           30,878           68,728
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         77,756           59,878           64,142           65,652

 Net assets at beginning of period                               60,339              461           67,321            1,669
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $      138,095   $       60,339   $      131,463   $       67,321
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                                                                 FRANKLIN SMALL CAP
                                                               OVERSEAS SUBACCOUNT                   SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003             2002             2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $          (38)  $          (15)  $         (166)  $          (33)
  Net realized gain (loss) on investments                          (106)            (127)            (474)            (277)
  Change in unrealized appreciation/depreciation of
   investments                                                    4,390             (538)           6,976             (944)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations            4,246             (680)           6,336           (1,254)

 Contract transactions:
  Transfers of net premiums                                       7,125            4,768           16,459            8,718
  Transfers of surrenders and death benefits                       (667)               -             (367)               -
  Transfers of cost of insurance and other charges               (1,840)          (1,249)          (5,528)          (3,058)
  Transfers for policy loans                                       (130)               -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                               2,408            2,224            2,955            4,807
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                    6,896            5,743           13,519           10,467
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         11,142            5,063           19,855            9,213

 Net assets at beginning of period                                5,063                -            9,337              124
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       16,205   $        5,063   $       29,192   $        9,337
                                                         =================================================================

                                                            FRANKLIN SMALL CAP VALUE          FRANKLIN U.S. GOVERNMENT
                                                             SECURITIES SUBACCOUNT                   SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                             2003            2002               2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $         (101)  $          (32)  $        2,045   $          100
  Net realized gain (loss) on investments                           (88)              71             (467)              (2)
  Change in unrealized appreciation/depreciation of
   investments                                                    5,274             (447)          (1,171)             371
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations            5,085             (408)             407              469

 Contract transactions:
  Transfers of net premiums                                      10,468            3,727           18,300            5,219
  Transfers of surrenders and death benefits                       (224)               -          (11,575)               -
  Transfers of cost of insurance and other charges               (2,144)          (1,377)          (5,198)          (1,976)
  Transfers for policy loans                                        (57)               -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                                 117            5,495           16,621           16,040
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                    8,160            7,845           18,148           19,283
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         13,245            7,437           18,555           19,752

 Net assets at beginning of period                                8,316              879           19,802               50
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       21,561   $        8,316   $       38,357   $       19,802
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                            MUTUAL SHARES SECURITIES              TEMPLETON GROWTH
                                                                   SUBACCOUNT                   SECURITIES SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                              2003            2002              2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $           62   $         (101)  $          148   $           58
  Net realized gain (loss) on investments                            85              (23)            (374)             (70)
  Change in unrealized appreciation/depreciation of
   investments                                                    9,780           (1,424)           7,792           (1,254)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations            9,927           (1,548)           7,566           (1,266)

 Contract transactions:
  Transfers of net premiums                                       6,988            5,491           18,513            9,726
  Transfers of surrenders and death benefits                       (417)               -             (446)             (73)
  Transfers of cost of insurance and other charges               (2,962)          (1,803)          (4,795)          (3,026)
  Transfers for policy loans                                          -                -              (38)               -
  Transfers between subaccounts, including
   Declared Interest Option account                              (1,446)          35,232            6,405            5,438
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                    2,163           38,920           19,639           12,065
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         12,090           37,372           27,205           10,799

 Net assets at beginning of period                               38,108              736           10,861               62
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       50,198   $       38,108   $       38,066   $       10,861
                                                         =================================================================

                                                                  MID-CAP VALUE
                                                                   SUBACCOUNT                 SMALL COMPANY SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                              2003             2002             2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $         (220)  $         (100)  $          (73)  $          (17)
  Net realized gain (loss) on investments                           407              (58)            (182)            (142)
  Change in unrealized appreciation/depreciation of
   investments                                                   10,489              311            2,985             (480)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           10,676              153            2,730             (639)

 Contract transactions:
  Transfers of net premiums                                      16,442            7,387            6,895            3,879
  Transfers of surrenders and death benefits                     (1,360)               -             (133)               -
  Transfers of cost of insurance and other charges               (6,200)          (3,214)          (1,974)          (1,286)
  Transfers for policy loans                                       (297)               -                -                -
  Transfers between subaccounts, including
   Declared Interest Option account                               3,319           23,716              885            2,481
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   11,904           27,889            5,673            5,074
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         22,580           28,042            8,403            4,435

 Net assets at beginning of period                               28,154              112            4,437                2
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       50,734   $       28,154   $       12,840   $        4,437
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                                NASDAQ 100 INDEX                RUSSELL 2000 SMALL CAP
                                                                   SUBACCOUNT                     INDEX SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003             2002            2003              2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $         (516)  $         (218)  $         (151)  $         (119)
  Net realized gain (loss) on investments                        (1,685)            (888)          (1,141)            (313)
  Change in unrealized appreciation/depreciation of
   investments                                                   24,211          (10,485)          18,901           (2,612)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           22,010          (11,591)          17,609           (3,044)

 Contract transactions:
  Transfers of net premiums                                      41,085           18,234           22,986           13,006
  Transfers of surrenders and death benefits                          -                -           (3,121)               -
  Transfers of cost of insurance and other charges               (5,957)          (4,397)          (6,359)          (3,562)
  Transfers for policy loans                                          -                -             (800)               -
  Transfers between subaccounts, including
   Declared Interest Option account                               9,066            4,871            7,024           18,724
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   44,194           18,708           19,730           28,168
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         66,204            7,117           37,339           25,124

 Net assets at beginning of period                               29,034           21,917           27,718            2,594
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       95,238   $       29,034   $       65,057   $       27,718
                                                         =================================================================

                                                              S&P MIDCAP 400 INDEX
                                                                   SUBACCOUNT                  EQUITY INCOME SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                             2003              2002             2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $         (175)  $          (55)  $        2,379   $        1,981
  Net realized gain (loss) on investments                          (473)            (157)          (2,502)          (2,618)
  Change in unrealized appreciation/depreciation of
   investments                                                   13,046           (1,517)          66,019          (40,461)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           12,398           (1,729)          65,896          (41,098)

 Contract transactions:
  Transfers of net premiums                                      28,841           12,536           63,497           85,203
  Transfers of surrenders and death benefits                     (1,531)               -           (6,739)          (2,901)
  Transfers of cost of insurance and other charges               (7,281)          (3,485)         (26,780)         (27,856)
  Transfers for policy loans                                     (1,167)               -           (4,307)          (8,069)
  Transfers between subaccounts, including
   Declared Interest Option account                              16,162            8,151           (2,839)          (9,914)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   35,024           17,202           22,832           36,463
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                         47,422           15,473           88,728           (4,635)

 Net assets at beginning of period                               16,707            1,234          252,661          257,296
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $       64,129   $       16,707   $      341,389   $      252,661
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                                                                                                 NEW AMERICA GROWTH
                                                            MID-CAP GROWTH SUBACCOUNT                SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003             2002             2003            2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $       (7,515)  $       (6,040)  $       (3,933)  $       (3,259)
  Net realized gain (loss) on investments                        (4,432)          (5,380)         (17,877)         (20,992)
  Change in unrealized appreciation/depreciation of
   investments                                                  284,489         (156,662)         153,019         (102,106)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations          272,542         (168,082)         131,209         (126,357)

 Contract transactions:
  Transfers of net premiums                                     228,698          270,361          113,610          119,202
  Transfers of surrenders and death benefits                    (21,470)          (6,614)          (9,094)          (3,171)
  Transfers of cost of insurance and other charges              (83,418)         (83,520)         (43,037)         (40,712)
  Transfers for policy loans                                    (10,186)         (10,803)          (1,929)          (7,066)
  Transfers between subaccounts, including
   Declared Interest Option account                              (1,680)         (21,241)            (365)             296
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                  111,944          148,183           59,185           68,549
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                        384,486          (19,899)         190,394          (57,808)

 Net assets at beginning of period                              663,505          683,404          352,093          409,901
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $    1,047,991   $      663,505   $      542,487   $      352,093
                                                         =================================================================

                                                           PERSONAL STRATEGY BALANCED           INTERNATIONAL STOCK
                                                                   SUBACCOUNT                       SUBACCOUNT
                                                         -----------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                              2003            2002             2003             2002
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $        5,744   $        5,566   $          608   $          180
  Net realized gain (loss) on investments                        (2,340)          (3,067)          (5,619)          (9,478)
  Change in unrealized appreciation/depreciation of
   investments                                                   89,322          (30,059)          40,388          (11,476)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from operations           92,726          (27,560)          35,377          (20,774)

 Contract transactions:
  Transfers of net premiums                                     130,335          131,275           41,817           57,059
  Transfers of surrenders and death benefits                    (11,703)          (4,790)          (1,482)          (2,337)
  Transfers of cost of insurance and other charges              (50,558)         (47,630)         (14,826)         (16,083)
  Transfers for policy loans                                     (3,583)          (1,838)          (2,341)          (8,400)
  Transfers between subaccounts, including
   Declared Interest Option account                               3,233           23,770             (327)          (2,299)
                                                         -----------------------------------------------------------------
 Net increase (decrease) in net assets from contract
  transactions                                                   67,724          100,787           22,841           27,940
                                                         -----------------------------------------------------------------
 Total increase (decrease) in net assets                        160,450           73,227           58,218            7,166

 Net assets at beginning of period                              343,538          270,311          101,435           94,269
                                                         -----------------------------------------------------------------
 Net assets at end of period                             $      503,988   $      343,538   $      159,653   $      101,435
                                                         =================================================================

SEE ACCOMPANYING NOTES.

                       EquiTrust Life Variable Account II

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

EquiTrust Life Variable Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable universal life insurance policies and flexible premium last survivor variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in thirty-seven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

   SUBACCOUNT                                      INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------
                                                   American Century Variable Portfolios, Inc.:
   Ultra                                             VP Ultra(R) Fund
   Vista                                             VP Vista(SM) Fund

                                                   Dreyfus Variable Investment Fund:
   Appreciation                                      Appreciation Portfolio
   Developing Leaders (2)                            Developing Leaders Portfolio
   Disciplined Stock                                 Disciplined Stock Portfolio
   Dreyfus Growth & Income                           Growth and Income Portfolio
   International Equity                              International Equity Portfolio

   Socially Responsible Growth                     The Dreyfus Socially Responsible Growth Fund, Inc.

                                                   EquiTrust Variable Insurance Series Fund:
   Blue Chip                                         Blue Chip Portfolio
   High Grade Bond                                   High Grade Bond Portfolio
   Managed                                           Managed Portfolio
   Money Market                                      Money Market Portfolio
   Strategic Yield                                   Strategic Yield Portfolio
   Value Growth                                      Value Growth Portfolio

                                                   Fidelity Variable Insurance Products Funds:
   Contrafund                                        Contrafund(R) Portfolio
   Growth                                            Growth Portfolio
   Fidelity Growth & Income                          Growth & Income Portfolio
   High Income                                       High Income Portfolio

   Index 500                                         Index 500 Portfolio

   SUBACCOUNT                                      INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------
                                                   Fidelity Variable Insurance Products Funds (continued):
   Mid-Cap                                           Mid Cap Portfolio
   Overseas                                          Overseas Portfolio

                                                   Franklin Templeton Variable Insurance Products Trust:
   Franklin Small Cap                                Franklin Small Cap Fund
   Franklin Small Cap Value Securities               Franklin Small Cap Value Securities Fund
   Franklin U.S. Government                          Franklin U.S. Government Fund
   Mutual Shares Securities                          Mutual Shares Securities Fund
   Templeton Growth Securities                       Templeton Growth Securities Fund
   Franklin Real Estate (1)                          Franklin Real Estate Fund

                                                   J.P. Morgan Series Trust II:
   Mid-Cap Value                                     J.P. Morgan Mid Cap Value Portfolio
   Small Company                                     J.P. Morgan Small Company Portfolio

                                                   Summit Mutual Funds, Inc. - Pinnacle Series:
   NASDAQ 100 Index                                  NASDAQ - 100 Index Portfolio
   Russell 2000 Small Cap Index                      Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index                              S&P MidCap 400 Index Portfolio

                                                   T. Rowe Price Equity Series Inc.:
   Equity Income                                     Equity Income Portfolio
   Mid-Cap Growth                                    Mid-Cap Growth Portfolio
   New America Growth                                New America Growth Portfolio
   Personal Strategy Balanced                        Personal Strategy Balanced Portfolio

                                                   T. Rowe Price International Series, Inc.:
   International Stock                               International Stock Portfolio

   (1) Commenced operations on May 1, 2003, however, inactive through December 31, 2003.
   (2) Formerly Dreyfus Small Cap.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

PREMIUM EXPENSE CHARGE: Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

COST OF INSURANCE AND POLICY CHARGES: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $5 and $10 for flexible premium variable universal life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account. During the first year, a monthly charge of $.05 and $.10 for flexible premium variable universal life insurance policies and flexible premium last survivor variable life insurance policies, respectively, for every $1,000 of Specified Amount or increase in Specified Amount is deducted. An additional first-year monthly policy expense charge of $5 and $10 for flexible premium variable universal life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted. First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2.0% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses in the first six and ten years for flexible premium variable universal life insurance policies and flexible premium last survivor variable life insurance policies, respectively, of the policy or following an increase in Specified Amount. This surrender charge varies based on age, sex, underwriting class and policy year as described in the Account's prospectus.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets of as follows: Blue Chip Portfolio - 0.20%, High Grade Bond Portfolio - 0.30%, Managed Portfolio - 0.45%, Money Market Portfolio - 0.25%, Strategic Yield Portfolio - 0.45%, and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2003:

                                                        COST OF         PROCEEDS
SUBACCOUNT                                             PURCHASES       FROM SALES
------------------------------------------------------------------------------------
Ultra                                                 $     15,184    $      1,503
Vista                                                       12,150           2,446
Appreciation                                               209,580          78,516
Developing Leaders                                         189,938          63,191
Disciplined Stock                                          203,065          56,562
Dreyfus Growth & Income                                     74,437          27,354
International Equity                                        73,451          27,505
Socially Responsible Growth                                  1,652             540
Blue Chip                                                  209,659          80,660
High Grade Bond                                             81,719          68,332
Managed                                                     25,499           6,653
Money Market                                                18,398          16,204

                                                        COST OF         PROCEEDS
SUBACCOUNT                                             PURCHASES       FROM SALES
------------------------------------------------------------------------------------
Strategic Yield                                       $     59,126    $     20,824
Value Growth                                                67,888          44,633
Contrafund                                                  29,882           4,514
Growth                                                      26,825           5,962
Fidelity Growth & Income                                    21,949           2,200
High Income                                                  2,990             436
Index 500                                                   60,167           6,561
Mid-Cap                                                     38,278           8,035
Overseas                                                     8,591           1,733
Franklin Small Cap                                          16,491           3,138
Franklin Small Cap Value Securities                         11,432           3,373
Franklin U.S. Government                                    42,422          22,229
Mutual Shares Securities                                     8,426           6,201
Templeton Growth Securities                                 21,885           2,098
Mid-Cap Value                                               16,676           4,992
Small Company                                                6,719           1,119
NASDAQ 100 Index                                            48,298           4,620
Russell 2000 Small Cap Index                                26,139           6,560
S&P MidCap 400 Index                                        40,004           5,155
Equity Income                                               55,793          30,582
Mid-Cap Growth                                             155,601          51,172
New America Growth                                          80,803          25,551
Personal Strategy Balanced                                 101,851          28,074
International Stock                                         37,982          14,401

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2003 and 2002:

                                                                PERIOD ENDED DECEMBER 31
                                                      2003                                   2002
                                      ------------------------------------   ------------------------------------
                                                                   NET                                    NET
                                                                 INCREASE                               INCREASE
SUBACCOUNT                             PURCHASED    REDEEMED    (DECREASE)    PURCHASED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------   ------------------------------------
Ultra                                      1,754          157        1,597        1,104          198          906
Vista                                      1,277          242        1,035          775          133          642

                                                                PERIOD ENDED DECEMBER 31
                                                      2003                                   2002
                                      ------------------------------------   ------------------------------------
                                                                   NET                                    NET
                                                                 INCREASE                               INCREASE
SUBACCOUNT                             PURCHASED    REDEEMED    (DECREASE)    PURCHASED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------   ------------------------------------
Appreciation                              22,423        8,088       14,335       27,582        6,612       20,970
Developing Leaders                        17,135        4,782       12,353       20,858        3,996       16,862
Disciplined Stock                         25,984        6,417       19,567       29,084       18,051       11,033
Dreyfus Growth & Income                    8,864        3,016        5,848       11,746        5,733        6,013
International Equity                       7,294        3,048        4,246        8,599        2,728        5,871
Socially Responsible
 Growth                                      205           64          141          236           56          180
Blue Chip                                 24,180        8,835       15,345       30,174       10,467       19,707
High Grade Bond                            5,016        5,090          (74)      10,916        3,037        7,879
Managed                                    2,368          582        1,786        2,980          224        2,756
Money Market                               1,643        1,434          209        1,116          459          657
Strategic Yield                            4,135        1,647        2,488        4,795        1,018        3,777
Value Growth                               5,599        3,623        1,976        6,215        1,963        4,252
Contrafund                                 2,905          406        2,499        3,484          532        2,952
Growth                                     3,382          682        2,700        4,956          326        4,630
Fidelity Growth & Income                   2,433          213        2,220        2,337          400        1,937
High Income                                  251           36          215          144           34          110
Index 500                                  6,778          649        6,129        7,928          296        7,632
Mid-Cap                                    3,781          702        3,079        7,523          439        7,084
Overseas                                   1,004          179          825          755           96          659
Franklin Small Cap                         1,923          341        1,582        1,351          144        1,207
Franklin Small Cap Value
 Securities                                1,104          285          819          877          120          757
Franklin U.S. Government                   3,711        2,026        1,685        1,916           73        1,843
Mutual Shares Securities                     817          558          259        4,266          168        4,098
Templeton Growth
 Securities                                2,486          217        2,269        1,498          150        1,348
Mid-Cap Value                              1,441          379        1,062        2,945          319        2,626
Small Company                                775          120          655          660           89          571
NASDAQ 100 Index                           5,034          422        4,612        2,444          442        2,002
Russell 2000 Small Cap
 Index                                     2,757          685        2,072        3,294          195        3,099
S&P MidCap 400 Index                       3,889          470        3,419        1,895          183        1,712
Equity Income                              4,708        2,573        2,135        8,006        4,956        3,050
Mid-Cap Growth                            13,637        3,728        9,909       17,306        4,474       12,832

                                                                PERIOD ENDED DECEMBER 31
                                                      2003                                   2002
                                      ------------------------------------   ------------------------------------
                                                                   NET                                    NET
                                                                 INCREASE                               INCREASE
SUBACCOUNT                             PURCHASED    REDEEMED    (DECREASE)    PURCHASED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------   ------------------------------------
New America Growth                        11,986        3,162        8,824       13,794        3,660       10,134
Personal Strategy
 Balanced                                  8,413        2,157        6,256       11,761        2,308        9,453
International Stock                        4,974        1,802        3,172        6,006        2,382        3,624

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2003, 2002 and 2001, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

                                                       AS OF DECEMBER 31
                                           ----------------------------------------   INVESTMENT
                                                          UNIT                          INCOME        EXPENSE        TOTAL
SUBACCOUNT                                     UNITS      VALUE        NET ASSETS      RATIO (1)     RATIO (2)     RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
Ultra:
  2003                                          2,572  $      9.81  $        25,217             -%         0.90%          23.86%
  2002                                            975         7.92            7,723          0.32          0.90          (23.40)
  2001 (4)                                         69        10.34              716             -          0.90            3.40
Vista:
  2003                                          1,679        11.51           19,328             -          0.90           40.88
  2002                                            644         8.17            5,262             -          0.90          (20.37)
  2001 (4)                                          2        10.26               21             -          0.90            2.57
Appreciation:
  2003                                        118,932         9.88        1,175,103          1.51          0.90           20.05
  2002                                        104,597         8.23          860,573          1.23          0.90          (17.45)
  2001                                         83,627         9.97          833,614          1.07          0.90          (10.10)
Developing Leaders:
  2003                                         82,357        13.18        1,085,165          0.03          0.90           30.62
  2002                                         70,004        10.09          706,679          0.05          0.90          (19.86)
  2001                                         53,142        12.59          669,306          0.48          0.90           (7.02)
Disciplined Stock:
  2003                                        138,684         8.52        1,181,982          0.92          0.90           22.41
  2002                                        119,117         6.96          829,215          0.72          0.90          (23.35)
  2001                                        108,084         9.08          981,126          0.44          0.90          (14.02)

                                                      AS OF DECEMBER 31
                                           ----------------------------------------   INVESTMENT
                                                          UNIT                          INCOME        EXPENSE        TOTAL
SUBACCOUNT                                     UNITS      VALUE        NET ASSETS      RATIO (1)     RATIO (2)     RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
Dreyfus Growth & Income:
  2003                                         42,626  $      9.44  $       402,358          0.85%         0.90%          25.53%
  2002                                         36,778         7.52          276,740          0.63          0.90          (26.06)
  2001                                         30,765        10.17          312,841          0.53          0.90           (6.70)
International Equity:
  2003                                         28,911        10.83          312,979          4.94          0.90           41.75
  2002                                         24,665         7.64          188,537          3.32          0.90          (16.78)
  2001                                         18,794         9.18          172,444          1.07          0.90          (29.76)
Socially Responsible Growth:
  2003                                            321         9.38            3,015             -          0.90           24.57
  2002                                            180         7.53            1,354             -          0.90          (24.70)
  2001 (4)                                          -            -                -             -             -               -
Blue Chip:
  2003                                        133,848         9.37        1,253,708          1.44          0.90           24.60
  2002                                        118,503         7.52          890,970          1.51          0.90          (19.74)
  2001                                         98,796         9.37          926,171          1.44          0.90          (12.10)
High Grade Bond:
  2003                                         26,949        13.17          355,024          4.50          0.90            4.44
  2002                                         27,023        12.61          340,699          4.90          0.90            7.41
  2001                                         19,144        11.74          224,718          6.07          0.90            8.10
Managed:
  2003                                          4,550        11.95           54,352          1.92          0.90           21.69
  2002                                          2,764         9.82           27,142          0.68          0.90           (2.68)
  2001                                              8        10.09               77             -          0.90            0.88
Money Market:
  2003                                          2,980        11.06           32,968          0.52          0.90           (0.45)
  2002                                          2,771        11.11           30,774          1.15          0.90            0.27
  2001                                          2,114        11.08           23,415          3.16          0.90            2.69
Strategic Yield:
  2003                                         13,004        12.61          164,034          7.01          0.90           10.91
  2002                                         10,516        11.37          119,532          7.06          0.90            4.50
  2001                                          6,739        10.88           73,291          7.80          0.90            8.26
Value Growth:
  2003                                         25,883        13.67          353,753          1.35          0.90           29.57
  2002                                         23,907        10.55          252,276          1.74          0.90          (11.27)
  2001                                         19,655        11.89          233,650          1.56          0.90            6.07
Contrafund:
  2003                                          5,733        11.72           67,170          0.36          0.90           27.39
  2002                                          3,234         9.20           29,758          0.23          0.90          (10.16)
  2001 (4)                                        282        10.24            2,885             -          0.90            2.40

                                                     AS OF DECEMBER 31
                                           ----------------------------------------   INVESTMENT
                                                          UNIT                          INCOME        EXPENSE        TOTAL
SUBACCOUNT                                   UNITS        VALUE        NET ASSETS      RATIO (1)     RATIO (2)     RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
Growth:
  2003                                          7,347  $      9.28  $        68,179          0.21%         0.90%          31.63%
  2002                                          4,647         7.05           32,751          0.12          0.90          (30.68)
  2001 (4)                                         17        10.17              171             -          0.90            1.72
Fidelity Growth & Income:
  2003                                          4,241        10.06           42,672          0.83          0.90           22.68
  2002                                          2,021         8.20           16,581          0.12          0.90          (17.34)
  2001 (4)                                         84         9.92              829             -          0.90           (0.80)
High Income:
  2003                                            325        12.75            4,139          3.37          0.90           25.62
  2002                                            110        10.15            1,113          0.29          0.90            1.50
  2001 (4)                                          -            -                -             -             -               -
Index 500:
  2003                                         13,806        10.00          138,095          1.13          0.90           27.23
  2002                                          7,677         7.86           60,339          0.10          0.90          (22.94)
  2001 (4)                                         45        10.20              461             -          0.90            2.01
Mid-Cap:
  2003                                         10,323        12.73          131,463          0.22          0.90           37.03
  2002                                          7,244         9.29           67,321          0.20          0.90          (10.84)
  2001 (4)                                        160        10.42            1,669             -          0.90            4.20
Overseas:
  2003                                          1,484        10.92           16,205          0.52          0.90           42.19
  2002                                            659         7.68            5,063          0.30          0.90          (23.20)
  2001 (4)                                          -            -                -             -             -               -
Franklin Small Cap:
  2003                                          2,800        10.43           29,192             -          0.90           36.16
  2002                                          1,218         7.66            9,337          0.22          0.90          (29.34)
  2001 (4)                                         11        10.84              124             -          0.90            8.40
Franklin Small Cap Value Securities:
  2003                                          1,655        13.03           21,561          0.24          0.90           30.95
  2002                                            836         9.95            8,316          0.27          0.90          (10.04)
  2001 (4)                                         79        11.06              879             -          0.90           10.60
Franklin U.S. Government:
  2003                                          3,533        10.86           38,357          6.08          0.90            1.31
  2002                                          1,848        10.72           19,802          2.67          0.90            8.94
  2001 (4)                                          5         9.84               50             -          0.90           (1.57)
Mutual Shares Securities:
  2003                                          4,427        11.34           50,198          1.04          0.90           24.07
  2002                                          4,168         9.14           38,108          0.28          0.90          (12.62)
  2001 (4)                                         70        10.46              736             -          0.90            4.60

                                                      AS OF DECEMBER 31
                                           ----------------------------------------   INVESTMENT
                                                          UNIT                          INCOME        EXPENSE        TOTAL
SUBACCOUNT                                   UNITS        VALUE        NET ASSETS      RATIO (1)     RATIO (2)     RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities:
  2003                                          3,623  $     10.51  $        38,066          1.55%         0.90%          31.05%
  2002                                          1,354         8.02           10,861          2.00          0.90          (19.32)
  2001 (4)                                          6         9.94               62             -          0.90           (0.65)
Mid-Cap Value:
  2003                                          3,699        13.72           50,734          0.35          0.90           28.58
  2002                                          2,637        10.67           28,154          0.01          0.90            0.09
  2001 (4)                                         11        10.66              112             -          0.90            6.60
Small Company:
  2003                                          1,226        10.47           12,840             -          0.90           34.75
  2002                                            571         7.77            4,437          0.13          0.90          (22.14)
  2001 (4)                                          -         9.98                2             -          0.90           (0.23)
NASDAQ 100 Index:
  2003                                          8,372        11.38           95,238             -          0.90           47.41
  2002                                          3,760         7.72           29,034             -          0.90          (38.09)
  2001 (4)                                      1,758        12.47           21,917             -          0.90           24.70
Russell 2000 Small Cap Index:
  2003                                          5,416        12.01           65,057          0.55          0.90           44.87
  2002                                          3,344         8.29           27,718          0.06          0.90          (21.72)
  2001 (4)                                        245        10.59            2,594             -          0.90            5.90
S&P MidCap 400 Index:
  2003                                          5,244        12.23           64,129          0.42          0.90           33.52
  2002                                          1,825         9.16           16,707          0.25          0.90          (15.89)
  2001 (4)                                        113        10.89            1,234             -          0.90            8.90
Equity Income:
  2003                                         26,888        12.70          341,389          1.73          0.90           24.39
  2002                                         24,753        10.21          252,661          1.63          0.90          (13.91)
  2001                                         21,703        11.86          257,296          1.52          0.90            0.59
Mid-Cap Growth:
  2003                                         75,326        13.91        1,047,991             -          0.90           37.18
  2002                                         65,417        10.14          663,505             -          0.90          (22.00)
  2001                                         52,585        13.00          683,404             -          0.90           (1.81)
New America Growth:
  2003                                         67,419         8.05          542,487             -          0.90           33.94
  2002                                         58,595         6.01          352,093             -          0.90          (28.96)
  2001                                         48,461         8.46          409,901             -          0.90          (12.60)
Personal Strategy Balanced:
  2003                                         39,892        12.63          503,988          2.27          0.90           23.70
  2002                                         33,636        10.21          343,538          2.67          0.90           (8.68)
  2001                                         24,183        11.18          270,311          3.10          0.90           (3.29)

                                                      AS OF DECEMBER 31
                                           ----------------------------------------   INVESTMENT
                                                          UNIT                          INCOME        EXPENSE        TOTAL
SUBACCOUNT                                   UNITS        VALUE        NET ASSETS      RATIO (1)     RATIO (2)     RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
International Stock:
  2003                                         17,814  $      8.96  $       159,653          1.39%         0.90%          29.29%
  2002                                         14,642         6.93          101,435          1.08          0.90          (19.04)
  2001                                         11,018         8.56           94,269          2.64          0.90          (22.88)

  (1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

  (2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

  (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

  (4) Subaccount commenced operations on October 1, 2001.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2003 and 2002, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative instruments.


                                                     /s/ Ernst & Young LLP


Des Moines, Iowa
January 30, 2004

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                      DECEMBER 31,
                                                                               -------------------------
                                                                                  2003          2002
                                                                               -----------   -----------
ASSETS
Investments:
  Fixed maturities - available for sale, at market (amortized cost: 2003 -
    $1,879,776; 2002 - $1,377,395)                                             $ 1,916,404   $ 1,440,847
  Equity securities - available for sale, at market (cost: 2002 - $386)                  -           386
  Mortgage loans on real estate                                                    168,669        88,381
  Policy loans                                                                      21,746        23,364
  Short-term investments                                                             7,057         6,198
                                                                               -----------   -----------
Total investments                                                                2,113,876     1,559,176

Cash and cash equivalents                                                           70,234        29,895
Accrued investment income                                                           14,316        11,075
Reinsurance recoverable                                                             46,168        30,124
Deferred policy acquisition costs                                                  256,091       178,933
Deferred income taxes                                                                4,669             -
Goodwill                                                                             1,231         1,231
Other assets                                                                        11,547         6,014
Assets held in separate accounts                                                    62,719        44,366

                                                                               -----------   -----------
       Total assets                                                            $ 2,580,851   $ 1,860,814
                                                                               ===========   ===========

                                                                                          DECEMBER 31,
                                                                                   -------------------------
                                                                                      2003          2002
                                                                                   -----------   -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
       Interest sensitive and index products                                       $ 2,223,225   $ 1,572,178
       Traditional life insurance                                                       55,306        55,492
       Unearned revenue reserve                                                          1,651         1,595
    Other policy claims and benefits                                                     7,930         6,498
                                                                                   -----------   -----------
                                                                                     2,288,112     1,635,763

  Other policyholders' funds:
    Supplementary contracts without life contingencies                                   1,668         1,751
    Advance premiums and other deposits                                                  9,558         9,646
    Accrued dividends                                                                      633           643
                                                                                   -----------   -----------
                                                                                        11,859        12,040

  Amounts payable to affiliates                                                          3,688           857
  Current income taxes                                                                  17,380         6,862
  Deferred income taxes                                                                      -         8,605
  Other liabilities                                                                     44,335        27,056
  Liabilities related to separate accounts                                              62,719        44,366
                                                                                   -----------   -----------
       Total liabilities                                                             2,428,093     1,735,549

Stockholder's equity:
  Common stock, par value $1,500 per share - authorized 2,500 shares, issued
    and outstanding 2,000 shares                                                         3,000         3,000
  Additional paid-in capital                                                           108,817        88,817
  Accumulated other comprehensive income                                                13,895        20,832
  Retained earnings                                                                     27,046        12,616
                                                                                   -----------   -----------
    Total stockholder's equity                                                         152,758       125,265
                                                                                   -----------   -----------
       Total liabilities and stockholder's equity                                  $ 2,580,851   $ 1,860,814
                                                                                   ===========   ===========

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                               YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------
                                                                        2003           2002           2001
                                                                     -----------    -----------    -----------
Revenues:
  Interest sensitive and index product charges                       $    17,803    $    13,490    $     8,237
  Traditional life insurance premiums                                      4,932          4,996          3,688
  Net investment income                                                  120,329         78,427         20,566
  Derivative income (loss)                                                17,779         (9,819)         1,132
  Realized losses on investments                                          (1,605)        (3,631)          (610)
  Other income                                                               121            284             57
                                                                     -----------    -----------    -----------
    Total revenues                                                       159,359         83,747         33,070
Benefits and expenses:
  Interest sensitive and index product benefits                           95,692         51,520         18,189
  Traditional life insurance benefits                                      4,976          4,306          3,145
  Increase (decrease) in traditional life future policy benefits            (675)            22            (41)
  Distributions to participating policyholders                             1,220          1,229            837
  Underwriting, acquisition and insurance expenses                        36,094         14,785          5,694
                                                                     -----------    -----------    -----------
    Total benefits and expenses                                          137,307         71,862         27,824
                                                                     -----------    -----------    -----------
                                                                          22,052         11,885          5,246
Income taxes                                                              (7,622)        (4,058)        (1,989)
                                                                     -----------    -----------    -----------
Income before cumulative effect of change in accounting
  principle                                                               14,430          7,827          3,257
Cumulative effect of change in accounting for derivative
  instruments                                                                  -              -             31
                                                                     -----------    -----------    -----------
Net income                                                           $    14,430    $     7,827    $     3,288
                                                                     ===========    ===========    ===========

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                           ACCUMULATED
                                                             ADDITIONAL       OTHER                       TOTAL
                                                  COMMON      PAID-IN     COMPREHENSIVE    RETAINED   STOCKHOLDER'S
                                                   STOCK      CAPITAL     INCOME (LOSS)    EARNINGS      EQUITY
                                                  -------   -----------   -------------    --------   -------------
Balance at January 1, 2001                        $ 3,000   $    28,998   $        (179)   $  1,501   $      33,320
  Comprehensive income (loss):
    Net income for 2001                                 -             -               -       3,288           3,288
    Cumulative effect of change in accounting
      for derivative instruments                        -             -             (31)          -             (31)
    Change in net unrealized investment
      gains/losses                                      -             -           2,945           -           2,945
                                                                                                      -------------
  Total comprehensive income                                                                                  6,202
  Capital contributions from parent                     -        34,819               -           -          34,819
                                                  -------   -----------   -------------    --------   -------------
Balance at December 31, 2001                        3,000        63,817           2,735       4,789          74,341
  Comprehensive income:
    Net income for 2002                                 -             -               -       7,827           7,827
    Change in net unrealized investment
      gains/losses                                      -             -          18,097           -          18,097
                                                                                                      -------------
  Total comprehensive income                                                                                 25,924
  Capital contributions from parent                     -        25,000               -           -          25,000
                                                  -------   -----------   -------------    --------   -------------
Balance at December 31, 2002                        3,000        88,817          20,832      12,616         125,265
  Comprehensive income (loss):
    Net income for 2003                                 -             -               -      14,430          14,430
    Change in net unrealized investment
      gains/losses                                      -             -          (6,937)          -          (6,937)
                                                                                                      -------------
  Total comprehensive income                                                                                  7,493
  Capital contribution from parent                      -        20,000               -           -          20,000
                                                  -------   -----------   -------------    --------   -------------
Balance at December 31, 2003                      $ 3,000   $   108,817   $      13,895    $ 27,046   $     152,758
                                                  =======   ===========   =============    ========   =============

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                             YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------
                                                                      2003            2002            2001
                                                                  ------------    ------------    ------------
OPERATING ACTIVITIES
Net income                                                        $     14,430    $      7,827    $      3,288
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Adjustments related to interest sensitive and index
      products:
      Interest credited to account balances, excluding bonus
         interest                                                       74,916          44,138          12,550
      Changes in fair value of embedded derivatives                     14,203           1,005           1,153
      Charges for mortality and administration                         (17,164)        (13,247)         (8,178)
      Deferral of unearned revenues                                        261             367             256
      Amortization of unearned revenue reserve                            (205)            (16)              2
   Provision for amortization                                          (22,674)         (9,469)            154
   Realized losses on investments                                        1,605           3,631             610
   Increase (decrease) in traditional life benefit accruals               (447)             22             (41)
   Policy acquisition costs deferred                                   (67,911)       (102,760)        (36,714)
   Amortization of deferred policy acquisition costs                    26,667           7,708             399
   Provision for deferred income taxes                                  (9,538)         (3,468)            554
   Other                                                               (12,782)         20,851         (12,707)
                                                                  ------------    ------------    ------------
Net cash provided by (used in) operating activities                      1,361         (43,411)        (38,674)

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities - available for sale                               665,599         109,265          37,489
   Equity securities - available for sale                                  386               -               -
   Mortgage loans on real estate                                        10,850           4,824           1,487
   Policy loans                                                          4,649           3,617           2,771
   Short-term investments - net                                              -               -           1,358
                                                                  ------------    ------------    ------------
                                                                       681,484         117,706          43,105
Acquisition of investments:
   Fixed maturities - available for sale                            (1,127,312)       (976,015)       (241,437)
   Equity securities - available for sale                                    -            (386)              -
   Mortgage loans on real estate                                       (90,998)        (63,660)         (1,600)
   Policy loans                                                         (3,031)         (3,439)         (2,383)
   Short-term investments - net                                           (859)         (2,641)              -
                                                                  ------------    ------------    ------------
                                                                    (1,222,200)     (1,046,141)       (245,420)
Net cash received in coinsurance transaction                                 -               -             340
                                                                  ------------    ------------    ------------
Net cash used in investing activities                                 (540,716)       (928,435)       (201,975)

                                                                            YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------
                                                                       2003          2002          2001
                                                                    ----------    ----------    ----------
FINANCING ACTIVITIES
Receipts from interest sensitive and index products credited to
  policyholder account balances                                     $  686,469    $  871,891    $  424,323
Return of policyholder account balances on interest sensitive
  and index products                                                  (126,775)      (65,185)      (34,429)
Capital contributions from parent                                       20,000        25,000        20,000
                                                                    ----------    ----------    ----------
Net cash provided by financing activities                              579,694       831,706       409,894
                                                                    ----------    ----------    ----------
Increase (decrease) in cash and cash equivalents                        40,339      (140,140)      169,245
Cash and cash equivalents at beginning of year                          29,895       170,035           790
                                                                    ----------    ----------    ----------
Cash and cash equivalents at end of year                            $   70,234    $   29,895    $  170,035
                                                                    ==========    ==========    ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the year               $    6,642    $    1,931    $     (326)
Non-cash operating activity - deferral of bonus interest credited
  to account balances                                                   19,763        19,079         5,241

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.   SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company) operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 47 states and the District of Columbia. During 2003, we expanded our distribution and began marketing individual annuity products through independent agents and brokers. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain business written by American Equity Investment Life Insurance Company (American Equity) and a percentage of an inforce block of business written by EMC National Life Company (NTL), formerly known as National Travelers Life Company.

Prior to December 31, 2003, the Company was a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which in turn, is wholly-owned by FBL Financial Group, Inc. At December 31, 2003, our stock was transferred by Farm Bureau Life to FBL Financial Group, Inc. through an "extraordinary" dividend totaling $152,758,000, which was approved by the Iowa Insurance Commissioner.

ACCOUNTING CHANGES

Effective July 1, 2003, we adopted Statement of Financial Accounting Standards (Statement) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." Statement No. 149 codifies several Derivatives Implementation Group (DIG) issues, including DIG Issue C18, "Scope Exceptions:
Shortest Period Criterion for Applying the Regular-Way Security Trades Exception to When-Issued Securities or Other Securities That Do Not Yet Exist." DIG Issue C18 clarifies the applicability of Statement No. 133 to when-issued securities by holding that the regular-way security trade exception may not be applied to securities which are not settled within the shortest period possible for that security. If settlement does not occur within the shortest period possible, there is deemed to be a forward contract for the purchase of that security which is subject to fair value accounting under Statement No. 133. We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). The adoption of Statement No. 149 resulted in a $164,000 increase to net income for 2003.

Effective October 1, 2003, we adopted the DIG's Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether Statement No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, a modified coinsurance agreement where interest on funds withheld is determined by reference to a pool of fixed maturity assets is an example of an arrangement containing embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are to be recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as income or expense. This guidance applies to general account investments supporting our variable alliance business. At December 31, 2003, the fair value of the embedded derivatives pertaining to funds withheld on variable business assumed by us totaled $465,000, and the fair value of the embedded derivatives pertaining to funds withheld on variable business ceded by us was $29,000. Net income for 2003 was increased by $213,000 as a result of adopting DIG B36.

As discussed in the "Goodwill" section that follows, effective January 1, 2002 we changed our method of accounting for goodwill.

Effective January 1, 2001, we adopted Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allowed companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

In addition to the embedded derivatives relating to our modified coinsurance contracts and when-issued security trading noted above, we have the following different forms of derivatives on our balance sheets which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,
- the rights of an index annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and
- our reinsurance recoverable as it relates to call options purchased to fund returns to index annuity contract holders is considered an embedded derivative.

These derivatives are described more fully in this note under the captions "Investments - Fixed Maturities and Equity Securities," "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $31,000 in 2001. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities.

In June 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." The SOP provides guidance on separate account presentation and valuation, the accounting for sales inducements (including bonus interest) and the classification and valuation of long-duration contract liabilities. We expect to adopt this SOP when it becomes effective in the first quarter of 2004. While we currently comply with most of the guidance presented in this SOP, we will need to change our method of computing reserves for guaranteed minimum death benefits (GMDB) associated with our variable annuities and change our presentation of deferred expenses relating to sales inducements. We have not quantified the impact of adoption on our financial statements; however, the impact is not expected to be material due to our limited exposure to GMDBs. Our exposure to GMDBs (GMDB exceeds account value), net of reinsurance ceded, totaled $3,805,000 at December 31, 2003. Our recorded reserves for this benefit, which take into account the probability of death before the account value increases to an amount equal to or greater than the GMDB, totaled $65,000 at December 31, 2003. We currently include bonus interest as a component of deferred policy acquisition costs and the related amortization expense. The amount of bonus interest included as a component of deferred policy acquisition costs totaled $40,829,000 at December 31, 2003 and $25,106,000 at December 31, 2002.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives in our modified coinsurance contracts and relating to our when-issued securities trading are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We assume, under a coinsurance agreement, certain index annuity contracts issued by American Equity. The call options used to fund the index credits on the index annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. This component of the reinsurance contract is an embedded derivative and we record our share of the call options at market value. Our share of the call options totaled $30,645,000 at December 31, 2003 and $17,176,000 at December 31, 2002. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our statements of income. See Note 4, "Reinsurance," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs includes certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Effective January 1, 2002, we adopted Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under these Statements, goodwill is not amortized but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2003 or December 31, 2002. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we would have assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001. Goodwill totaled $1,231,000 at December 31, 2003 and 2002. On a pro forma basis without goodwill amortization, net income for 2001 would have been $3,365,000.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 3.00% to 5.50% in 2003, from 4.00% to 5.75% in 2002 and from 5.25% to 5.75% in 2001. For interest sensitive products assumed from through coinsurance agreements, interest crediting rates ranged from 3.25% to 12.00% in 2003, from 3.50% to 12.00% in 2002 and from 4.80% to 12.00% in 2001. A portion of the interest assumed from American Equity ($19,763,000 in 2003, $19,079,000 in 2002 and $5,241,000 in 2001) represents an additional interest credit on first-year premiums, payable until the first contract anniversary date (first-year bonus interest). These amounts have been deferred as policy acquisition costs.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Accrued dividends for participating business assumed from NTL are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of NTL's Board of Directors. Participating business accounted for less than 1.0% of direct receipts from policyholders during 2003, 2002 and 2001 and represented less than 1.0% of life insurance in force at December 31, 2003, 2002 and 2001.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2003 and December 31, 2002 to cover estimated future assessments on known insolvencies. We had assets of $252,000 at December 31, 2003 and $291,000 at December 31, 2002 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $13,000 in 2003, ($2,000) in 2002 and $4,000 in 2001. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2004 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2008. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

GUARANTY

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, changes in the reserves for the embedded derivatives in the index annuities, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income in stockholder's equity. Also included in comprehensive income for 2001 is ($31,000) resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities on the date of adoption of Statement No. 133. Other comprehensive income excludes net investment losses included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $571,000 in 2003, $2,105,000 in 2002 and $141,000 in 2001. These
amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve totaling $1,033,000 in 2003, $1,555,000 in 2002 and $471,000 in 2001.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2.   INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                  GROSS       GROSS
                                                               UNREALIZED   UNREALIZED     ESTIMATED
                                              AMORTIZED COST      GAINS       LOSSES      MARKET VALUE
                                              --------------   ----------   ----------    ------------
                                                               (DOLLARS IN THOUSANDS)
DECEMBER 31, 2003
Bonds:
  United States Government and agencies       $      265,665   $    3,477   $   (8,489)   $    260,653
  State, municipal and other governments              56,918        1,709         (362)         58,265
  Public utilities                                    56,403        2,744       (1,084)         58,063
  Corporate securities                               333,533       25,211       (1,336)        357,408
  Mortgage and asset-backed securities             1,167,257       22,703       (7,945)      1,182,015
                                              --------------   ----------   ----------    ------------
Total fixed maturities                        $    1,879,776   $   55,844   $  (19,216)   $  1,916,404
                                              ==============   ==========   ==========    ============

DECEMBER 31, 2002
Bonds:
  United States Government and agencies       $      159,482   $      611   $   (3,077)   $    157,016
  State, municipal and other governments              12,781        1,481         (333)         13,929
  Public utilities                                    20,429        2,046         (280)         22,195
  Corporate securities                               264,167       20,733       (3,166)        281,734
  Mortgage and asset-backed securities               920,536       45,693         (256)        965,973
                                              --------------   ----------   ----------    ------------
Total fixed maturities                        $    1,377,395   $   70,564   $   (7,112)   $  1,440,847
                                              ==============   ==========   ==========    ============

Equity securities                             $          386   $        -   $        -    $        386
                                              ==============   ==========   ==========    ============

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                              ESTIMATED
                                                                           AMORTIZED COST   MARKET VALUE
                                                                           --------------   -------------
                                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                                    $       15,619   $      15,916
Due after one year through five years                                              81,720          89,349
Due after five years through ten years                                            126,802         138,716
Due after ten years                                                               488,378         490,408
                                                                           --------------   -------------
                                                                                  712,519         734,389
Mortgage and asset-backed securities                                            1,167,257       1,182,015
                                                                           --------------   -------------
                                                                           $    1,879,776   $   1,916,404
                                                                           ==============   =============

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale, recorded directly to stockholder's equity, were comprised of the following:

                                                                                      DECEMBER 31,
                                                                                ----------------------
                                                                                  2003         2002
                                                                                ---------    ---------
                                                                                (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity securities - available
  for sale                                                                      $  36,628    $  63,452
Adjustment for assumed changes in amortization pattern of deferred policy
  acquisition costs                                                               (15,251)     (31,402)
Provision for deferred income taxes                                                (7,482)     (11,218)
                                                                                ---------    ---------
Net unrealized investment gains                                                 $  13,895    $  20,832
                                                                                =========    =========

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs totaling ($19,887,000) in 2003, $38,846,000 in 2002 and $3,869,000 in 2001.

The following table sets forth the estimated market value and unrealized losses of securities in an unrealized loss position as of December 31, 2003, listed by the length of time the securities have been in an unrealized loss position:

                                               LESS THAN ONE YEAR         ONE YEAR OR MORE               TOTAL
                                             ----------------------    ----------------------    ----------------------
                                             ESTIMATED                 ESTIMATED                 ESTIMATED
                                               MARKET    UNREALIZED      MARKET    UNREALIZED      MARKET    UNREALIZED
    DESCRIPTION OF SECURITIES                  VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
---------------------------------            ---------   ----------    ---------   ----------    ---------   ----------
                                                                       (DOLLARS IN THOUSANDS)
     United States Government
       and agencies                          $ 104,990   $   (8,489)   $       -   $        -    $ 104,990   $   (8,489)
     State, municipal and
       other governments                        17,961         (362)           -            -       17,961         (362)
     Public utilities                           13,644       (1,059)         397          (25)      14,041       (1,084)
     Corporate securities                       31,721         (728)      11,039         (608)      42,760       (1,336)
     Mortgage and asset-backed
       securities                              309,430       (7,945)           -            -      309,430       (7,945)
                                             ---------   ----------    ---------   ----------    ---------   ----------
     Total fixed maturities                  $ 477,746   $  (18,583)   $  11,436   $     (633)   $ 489,182   $  (19,216)
                                             =========   ==========    =========   ==========    =========   ==========

Included in the above table are 77 securities from 48 issuers. Approximately 97.2% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally relate to changes in market interest rates or changes in credit spreads since the securities were acquired. Approximately 2.8% of the unrealized losses on fixed maturity securities are on securities that are rated below investment grade. We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

     -    historical operating trends;
     -    business prospects;
     -    status of the industry in which the company operates;
     -    analyst ratings on the issuer and sector;
     -    quality of management;
     -    size of the unrealized loss;
     -    length of time the security has been in an unrealized loss position;
          and
     -    our intent and ability to hold the security.

We believe the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and we have the ability and intent to hold these securities until they recover in value or mature.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                               YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------
                                                         2003           2002           2001
                                                      -----------    -----------    -----------
                                                               (DOLLARS IN THOUSANDS)
Fixed maturity securities - available for sale        $   111,124    $    72,308    $    15,345
Equity securities - available for sale                          6              3              -
Mortgage loans on real estate                               9,093          4,477          1,641
Policy loans                                                1,343          1,429            960
Short-term investments, cash and cash equivalents             774          1,339            517
Prepayment fee income and other                               507            818          2,520
                                                      -----------    -----------    -----------
                                                          122,847         80,374         20,983
Less investment expenses                                   (2,518)        (1,947)          (417)
                                                      -----------    -----------    -----------
Net investment income                                 $   120,329    $    78,427    $    20,566
                                                      ===========    ===========    ===========

Other investment income in 2001 includes $2,504,000 earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                    YEAR ENDED DECEMBER 31,
                                                            --------------------------------------
                                                               2003          2002          2001
                                                            ----------    ----------    ----------
                                                                    (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities - available for sale                       $   (1,604)   $   (3,660)   $     (612)
Mortgage loans on real estate                                        -            29             -
Short-term investments                                              (1)            -             2
                                                            ----------    ----------    ----------
Realized losses on investments                              $   (1,605)   $   (3,631)   $     (610)
                                                            ==========    ==========    ==========

UNREALIZED
Change in unrealized appreciation/depreciation of fixed
  maturities - available for sale                           $  (26,824)   $   56,943    $    6,783
                                                            ==========    ==========    ==========

An analysis of sales, maturities and principal repayments of our fixed maturities classified as available for sale is as follows:

                                                              GROSS REALIZED   GROSS REALIZED
                                             AMORTIZED COST        GAINS           LOSSES        PROCEEDS
                                             --------------   --------------   --------------    ---------
                                                                  (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003
Scheduled principal repayments and calls     $      634,882   $            -   $            -    $ 634,882
Sales                                                31,317              281             (881)      30,717
                                             --------------   --------------   --------------    ---------
    Total                                    $      666,199   $          281   $         (881)   $ 665,599
                                             ==============   ==============   ==============    =========

YEAR ENDED DECEMBER 31, 2002
Scheduled principal repayments and calls     $       61,514   $            -   $            -    $  61,514
Sales                                                47,786              667             (702)      47,751
                                             --------------   --------------   --------------    ---------
    Total                                    $      109,300   $          667   $         (702)   $ 109,265
                                             ==============   ==============   ==============    =========

YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls     $       20,541   $            -   $            -    $  20,541
Sales                                                17,560              442           (1,054)      16,948
                                             --------------   --------------   --------------    ---------
    Total                                    $       38,101   $          442   $       (1,054)   $  37,489
                                             ==============   ==============   ==============    =========

Realized losses on fixed maturities totaling $1,004,000 in 2003 and $3,625,000 in 2002 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. There were no impairments in 2001.

Income taxes include a credit of $562,000 in 2003, $1,271,000 in 2002 and $214,000 in 2001 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2003, affidavits of deposits covering investments with a carrying value totaling $2,111,591,000 were on deposit with state agencies to meet regulatory requirements.

At December 31, 2003, we had committed to provide additional funding for mortgage loans on real estate aggregating $18,717,000. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2003 include a fixed maturity security with a carrying value totaling $10,000.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2003.

During 2001, our parent contributed fixed maturity securities to us with a book value of $14,819,000 and fair value of $14,810,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

3.   FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Fair values for fixed maturity securities include the embedded derivatives relating to our when-issued securities trading. Fair value for these embedded derivatives is equal to the difference between the fair value of the underlying fixed maturity securities and the original cost.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices for the call options. Reinsurance recoverable also includes the embedded derivatives in our modified coinsurance contracts under which we assume business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying investments. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

OTHER LIABILITIES: Market values for embedded derivatives in our modified coinsurance contracts under which we cede business are based on the difference between the fair value and the cost basis of the underlying investments. We are not required to estimate fair value for the remainder of the other liabilities balance.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                      DECEMBER 31,
                                             -------------------------------------------------------------
                                                         2003                             2002
                                             -----------------------------   -----------------------------
                                             CARRYING VALUE    FAIR VALUE    CARRYING VALUE    FAIR VALUE
                                             --------------   ------------   --------------   ------------
                                                                 (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities - available for sale        $    1,916,404   $  1,916,404   $    1,440,847   $  1,440,847
Equity securities - available for sale                    -              -              386            386
Mortgage loans on real estate                       168,669        170,862           88,381         97,131
Policy loans                                         21,746         24,825           23,364         28,036
Cash and short-term investments                      77,291         77,291           36,093         36,093
Reinsurance recoverable                              31,109         31,109           17,176         17,176
Assets held in separate accounts                     62,719         62,719           44,366         44,366

LIABILITIES
Future policy benefits                       $    2,060,254   $  1,759,531   $    1,407,352   $  1,238,077
Other policyholders' funds                           11,195         11,195           11,374         11,374
Other liabilities                                        29             29                -              -
Liabilities related to separate accounts             62,719         57,788           44,366         40,048

4.   REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to an affiliate, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $342,317,000 (60.3% of direct life insurance in force) at December 31, 2003 and $318,399,000 (59.9% of direct life insurance in force) at December 31, 2002.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2003, 2002 and 2001.

In total, insurance premiums and product charges have been reduced by $1,320,000 in 2003, $1,302,000 in 2002 and $1,203,000 in 2001 and insurance benefits have been reduced by $847,000 in 2003, $560,000 in 2002 and $837,000 in 2001 as a
result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

During 2001, we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and index annuity business written from August 1, 2001 to December 31, 2001 and 40% of certain annuity business written during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 was accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120,391,000, deferred acquisition costs of $18,313,000 and policy liabilities of $138,704,000. Premiums collected on this assumed business, not included in revenues in the statements of income, totaled $649,528,000 in 2003, $837,925,000 in 2002 and $280,016,000 in the fourth quarter of 2001.

Our initial coinsurance agreement with American Equity expired effective December 31, 2003. Effective January 1, 2004, we reached an agreement to continue our coinsurance relationship under which we will assume 20% of selected fixed and index annuities with a limit, or cap, on annual premiums assumed. The cap will become effective at the end of any month in which the annual premiums assumed for the year exceed $500,000,000. The agreement will renew automatically every two years unless terminated by either party.

The index annuities assumed guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium assumed is invested in investment grade fixed income securities to cover our share of the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of call options on the applicable market indices to fund the index credits due to the index annuity contract holders. As described in Note 1, "Significant Accounting Policies - Reinsurance Recoverable," the call options are purchased by and maintained on the books of American Equity and we record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. Changes in market value of the call options, as well as option proceeds and gain on early termination of options, are included as a component of derivative income (loss).

The call options are designed to fund the index credits owed to contract holders who elect to participate in one or more market indices. Prior to 2003, the options purchased were intended to fund the full amount of the annual index credits. During 2003, the methodology for purchasing options was changed, allowing for a decrease in the cost of the options. New options purchased are intended to fund the amount of the annual index credits in excess of the minimum guaranteed interest on the contracts. On the respective anniversary dates of the index annuity contracts, the market index used to compute the annual index credits is reset and new one-year call options are purchased to fund the next annual index credit. American Equity manages the cost of these purchases through the terms of the index annuities, which permit changes to annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates and caps, or increasing asset fees, American Equity can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contact holder's right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date.

Effective May 1, 2001, we entered into a coinsurance agreement with NTL, whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued on an ongoing basis. Effective October 1, 2003, our coinsurance agreement with NTL was amended so that we now assume 90% of NTL's traditional life, universal life and annuity business in force as of December 31, 2002, with no assumption of new business on an ongoing basis. Assets and liabilities recorded in connection with this agreement as of May 1, 2001, were as follows (dollars in thousands):

ASSETS
Investments                           $  299,252
Cash                                         340
Deferred policy acquisition costs         32,539
Other assets                               5,048
                                      ----------
      Total                           $  337,179
                                      ==========

LIABILITIES
Policy liabilities and accruals       $  324,592
Other policyholder funds                  11,872
Other liabilities                            715

                                      ----------
      Total                           $  337,179
                                      ==========

In addition to these reinsurance assumption agreements, we also assume variable annuity business from American Equity and two other alliance partners through modified coinsurance arrangements. Variable life business is also assumed from one of these partners through a similar modified coinsurance arrangement.

Life insurance in force assumed totaled $1,977,059,000 (89.8% of total life insurance in force) at December 31, 2003, $1,999,178,000 (90.4% of total life insurance in force) at December 31, 2002 and $1,944,915,000 (91.6% of total life insurance in force) at December 31, 2001. In total, premiums and product charges assumed totaled $21,098,000 in 2003, $17,365,000 in 2002 and $10,937,000 in
2001.

5.   INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                    2003         2002         2001
                                                                 ---------    ---------    ---------
                                                                        (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
   Current                                                       $  17,160    $   7,526    $   1,435
   Deferred                                                         (9,538)      (3,468)         554
                                                                 ---------    ---------    ---------
                                                                     7,622        4,058        1,989

Cumulative effect of change in accounting for derivative
   instruments - deferred                                                -            -           16

Taxes provided in statement of changes in stockholder's
   equity:
   Cumulative effect of change in accounting for derivative
      instruments - deferred                                             -            -          (16)
   Change in net unrealized investment gains/losses -
      deferred                                                      (3,736)       9,745        1,584
                                                                 ---------    ---------    ---------
                                                                    (3,736)       9,745        1,568
                                                                 ---------    ---------    ---------
                                                                 $   3,886    $  13,803    $   3,573
                                                                 =========    =========    =========

The effective tax rate on income before income taxes and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                               -----------------------------------
                                                                  2003         2002         2001
                                                               ---------    ---------    ---------
                                                                     (DOLLARS IN THOUSANDS)
Income before income taxes and cumulative effect of change
   in accounting principle                                     $  22,052    $  11,885    $   5,246
                                                               =========    =========    =========

Income tax at federal statutory rate (35%)                     $   7,718    $   4,160    $   1,836
Tax effect (decrease) of:
   Tax-exempt dividend income                                        (82)         (69)         (51)
   Adjustment to tax-exempt dividend income                            -            -          160
   Other items                                                       (14)         (33)          44
                                                               ---------    ---------    ---------
Income tax expense                                             $   7,622    $   4,058    $   1,989
                                                               =========    =========    =========

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                 DECEMBER 31,
                                            ----------------------
                                              2003         2002
                                            ---------    ---------
                                            (DOLLARS IN THOUSANDS)
Deferred income tax assets:
   Future policy benefits                   $  96,587    $  65,933
   Recoverable from reinsurers                      -          992
   Transfers to separate accounts               1,292          923
   Other                                        1,411          891
                                            ---------    ---------
                                               99,290       68,739

Deferred income tax liabilities:
   Fixed maturity and equity securities       (13,368)     (23,250)
   Deferred policy acquisition costs          (80,649)     (53,743)
   Other                                         (604)        (351)
                                            ---------    ---------
                                              (94,621)     (77,344)
                                            ---------    ---------
Deferred income tax asset (liability)       $   4,669    $  (8,605)
                                            =========    =========

6.   CREDIT ARRANGEMENT

Farm Bureau Life has extended a line of credit to us in the amount of $10.0 million. Interest on any borrowings under this arrangement is charged at a variable rate equal to the one month London Interbank Offered Rate. We do not have any outstanding borrowings on this line of credit at December 31, 2003.

7.   RETIREMENT PLANS

We participate with several affiliates in various multiemployer defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $134,000 in 2003, $99,000 in 2002 and $115,000 in 2001.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Prior to 2002, we contributed FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $20,000 in 2003, $17,000 in 2002 and $10,000 in 2001.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $1,000 for 2003, 2002 and 2001.

8.   MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), the majority owner of FBL Financial Group, Inc. and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $102,000 in 2003, $384,000 in 2002 and $359,000 in 2001 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $103,000 during 2003, $82,000 during 2002 and $77,000 during 2001 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $1,622,000 during 2003, $1,144,000 during 2002 and $262,000 during 2001 relating to these services.

9.   COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2003, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life -U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2003 are as follows: 2004 - $54,000; 2005 - $54,000; 2006 -
$54,000; 2007 - $54,000; 2008 - $59,000 and thereafter, through 2013 - $257,000.
Rent expense for the lease totaled $79,000 in 2003, $64,000 in 2002 and $62,000 in 2001. We also lease additional space under a 34-month operating lease. Our expected share of future remaining lease payments under this lease as of December 31, 2003 are as follows: 2004 - $64,000; 2005 - $66,000 and 2006 -
$38,000. Rent expense for this lease totaled $10,000 for 2003.

10.  STATUTORY INFORMATION

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business, including certain commission and expense allowances on reinsurance assumed, are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus;
(h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; and (j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was $27,836,000 in 2003, $10,619,000 in 2002 and ($23,191,000) in
2001. The net loss in 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Our statutory net gain (loss) from operations, which excludes realized gains and losses, totaled $33,075,000 in 2003, $12,090,000 in 2002 and ($22,537,000) in
2001. Our total statutory capital and surplus was $123,992,000 at December 31, 2003 and $78,287,000 at December 31, 2002.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2004, the maximum legally available for distribution that we could pay to our parent company without further regulatory approval is $13,425,000.

11.  SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of fixed annuities, index annuities and supplementary contracts (some of which involve life contingencies). Fixed and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

  Financial information concerning our operating segments is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------
                                                                    2003            2002            2001
                                                                ------------    ------------    ------------
                                                                           (DOLLARS IN THOUSANDS)
  Operating revenues:
    Traditional annuity                                         $    126,498    $     53,039    $     10,266
    Traditional and universal life                                    30,734          30,849          20,680
    Variable                                                           3,362           2,961           1,727
    Corporate and other                                                  370             529           1,007
                                                                ------------    ------------    ------------
                                                                     160,964          87,378          33,680
  Realized losses on investments (A)                                  (1,605)         (3,631)           (610)
                                                                ------------    ------------    ------------
    Total revenues                                              $    159,359    $     83,747    $     33,070
                                                                ============    ============    ============

  Net investment income:
    Traditional annuity                                         $    103,594    $     61,795    $      8,995
    Traditional and universal life                                    15,930          15,999          10,362
    Variable                                                             682             445             273
    Corporate and other                                                  123             188             936
                                                                ------------    ------------    ------------
      Total net investment income                               $    120,329    $     78,427    $     20,566
                                                                ============    ============    ============

  Amortization:
    Traditional annuity                                         $    (19,717)   $     (7,579)   $         70
    Traditional and universal life                                    (2,792)         (1,805)             (2)
    Variable                                                            (130)            (54)             79
    Corporate and other                                                  (35)            (31)              7
                                                                ------------    ------------    ------------
      Total amortization                                        $    (22,674)   $     (9,469)   $        154
                                                                ============    ============    ============

  Pre-tax operating income (loss):
    Traditional annuity                                         $     18,824    $      7,163    $      1,073
    Traditional and universal life                                     4,955           7,367           4,593
    Variable                                                          (1,218)             36          (1,213)
    Corporate and other                                                  370             530           1,007
                                                                ------------    ------------    ------------
                                                                      22,931          15,096           5,460
  Income taxes on operating income                                    (7,930)         (5,182)         (2,064)
  Realized losses on investments, net (A)                               (571)         (2,087)           (139)
                                                                ------------    ------------    ------------
    Income before cumulative effect of change in accounting
      principle                                                 $     14,430    $      7,827    $      3,257
                                                                ============    ============    ============

  Assets:
    Traditional annuity                                         $  2,151,781    $  1,456,960    $    700,048
    Traditional and universal life                                   279,606         287,424         270,924
    Variable                                                          92,766          71,930          56,891
    Corporate and other                                               38,438          12,450          13,890
                                                                ------------    ------------    ------------
                                                                   2,562,591       1,828,764       1,041,753
  Unrealized gains on investments, net (A)                            21,377          32,050           4,208
  Other classification adjustments                                    (3,117)              -               -
                                                                ------------    ------------    ------------
    Total assets                                                $  2,580,851    $  1,860,814    $  1,045,961
                                                                ============    ============    ============

  (A) Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $689,199,000 in 2003, $875,766,000 in 2002 and

$310,142,000 in 2001. Total premiums collected include premiums assumed from American Equity totaling $649,528,000 in 2003 ($837,925,000 in 2002,
$280,016,000 in 2001) and premiums assumed from NTL totaling $18,749,000 in 2003 ($20,774,000 in 2002 and $13,301,000 in 2001).

APPENDIX A

DEATH BENEFIT OPTIONS

     Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for a Joint Insureds' Joint Equal Attained Age 40 or below on the date of death. For Joint Insureds with a Joint Equal Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

          OPTION A EXAMPLE. For purposes of this example, assume that the Joint Insureds' Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

     Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

     The specified amount factor becomes lower as the Joint Insured's Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

          OPTION B EXAMPLE. For purposes of this example, assume that the Joint Insureds' Joint Equal Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

     Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

     The specified amount factor becomes lower as the Joint Insureds' Joint Equal Attained Age increases. If the Joint Equal Attained Age of the Joint Insureds in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                    JOINT EQUAL
                    ATTAINED AGE               SPECIFIED AMOUNT FACTOR
                    --------------------------------------------------
                      40 or younger                               2.50
                      41                                          2.43
                      42                                          2.36
                      43                                          2.29
                      44                                          2.22
                      45                                          2.15
                      46                                          2.09
                      47                                          2.03
                      48                                          1.97
                      49                                          1.91
                      50                                          1.85
                      51                                          1.78
                      52                                          1.71
                      53                                          1.64
                      54                                          1.57
                      55                                          1.50
                      56                                          1.46
                      57                                          1.42
                      58                                          1.38
                      59                                          1.34
                      60                                          1.30
                      61                                          1.28
                      62                                          1.26
                      63                                          1.24
                      64                                          1.22
                      65                                          1.20
                      66                                          1.19
                      67                                          1.18
                      68                                          1.17
                      69                                          1.16
                      70                                          1.15
                      71                                          1.13
                      72                                          1.11
                      73                                          1.09
                      74                                          1.07
                      75 to 90                                    1.05
                      91                                          1.04
                      92                                          1.03
                      93                                          1.02
                      94 to 114                                   1.01
                      115                                         1.00

APPENDIX B

MAXIMUM SURRENDER CHARGES

     The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.

NON-TOBACCO

                                                           POLICY YEAR
ISSUE AGE                1        2        3        4        5        6        7        8        9       10       11+
---------              ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20                      11.25    10.35     9.37     8.35     7.30     6.20     5.05     3.86     2.63     1.34     0.00
30                      13.67    12.61    11.42    10.18     8.89     7.55     6.15     4.71     3.20     1.63     0.00
40                      17.62    16.30    14.76    13.16    11.50     9.76     7.96     6.09     4.14     2.11     0.00
50                      24.28    22.58    20.45    18.23    15.92    13.52    11.03     8.43     5.73     2.92     0.00
60                      36.13    33.88    30.66    27.33    23.87    20.28    16.55    12.68     8.64     4.42     0.00
70                      54.10    51.00    46.06    41.01    35.84    30.54    25.07    19.37    13.36     6.95     0.00
80                      51.96    47.73    43.12    38.44    33.91    29.44    24.86    19.97    14.49     8.04     0.00

TOBACCO

                                                           POLICY YEAR
ISSUE AGE                 1       2        3         4       5        6        7        8        9        10      11+
---------              ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20                      12.10    11.14    10.09     8.99     7.86     6.67     5.44     4.16     2.83     1.44     0.00
30                      15.00    13.84    12.53    11.17     9.76     8.29     6.76     5.17     3.51     1.79     0.00
40                      19.74    18.29    16.56    14.76    12.90    10.95     8.93     6.83     4.64     2.37     0.00
50                      27.59    25.71    23.28    20.75    18.12    15.40    12.56     9.61     6.54     3.34     0.00
60                      41.03    38.50    34.83    31.04    27.12    23.06    18.85    14.47     9.89     5.08     0.00
70                      53.81    50.57    45.64    40.67    35.62    30.45    25.11    19.51    13.55     7.10     0.00
80                      51.77    47.50    42.93    38.42    34.07    29.74    25.27    20.42    14.91     8.31     0.00

COMBINED

                                                           POLICY YEAR
ISSUE AGE                 1       2        3         4       5        6        7        8        9        10      11+
---------              ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20                      11.61    10.69     9.68     8.63     7.53     6.40     5.22     3.99     2.71     1.38     0.00
30                      14.23    13.13    11.89    10.60     9.26     7.86     6.41     4.90     3.33     1.70     0.00
40                      18.52    17.14    15.52    13.84    12.09    10.26     8.37     6.40     4.35     2.22     0.00
50                      25.68    23.91    21.65    19.30    16.85    14.32    11.68     8.93     6.07     3.10     0.00
60                      38.26    35.88    32.47    28.94    25.28    21.49    17.55    13.45     9.17     4.70     0.00
70                      53.97    50.81    45.87    40.85    35.74    30.49    25.08    19.42    13.44     7.01     0.00
80                      51.87    47.62    43.02    38.42    33.98    29.58    25.05    20.18    14.69     8.16     0.00

                                     PART C

                                OTHER INFORMATION


ITEM 26. EXHIBITS


   a. Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)
   b.  None.
   c.  (1) Underwriting Agreement.(5)
       (2) Form of Sales Agreement.(1)
       (3) Form of Wholesaling Agreement.(1)
       (4) Paying Agent Agreement(5)
   d.  (1) Policy Form.(2)

       (2) Last Survivor Universal Cost of Living Increase Rider.(8)
       (3) Last Survivor Universal Term Life Insurance Rider.(8)

       (4) Universal Death Benefit Guarantee Rider.(4)

       (5) Estate Protector 4-Year Non-Renewable Last Survivor Term Rider.(8)

   e.  (1) Application Form.(1)
   f.  (1) Certificate of Incorporation of the Company.(1)
       (2) By-Laws of the Company.(1)

   g. (1) Reinsurance Agreement between EquiTrust Life Insurance Company and Gerling Global Reinsurance Company.(7)
       (2) Reinsurance Agreement between EquiTrust Life Insurance Company and Business Men's Reinsurance Company of America.(7)

   h. (1) Participation Agreement relating to Equitrust Variable Insurance Series Fund.(1)
       (1) (a) Amended Schedule to Participation Agreement.(6)
       (2) Participation Agreement relating to Dreyfus Funds.(1)
       (2) (a) Form of Amended Schedule to Participation Agreement.(6)
       (3) Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(1)
       (4) Form of Participation Agreement relating to American Century
           Funds.(6)
       (5) Participation Agreement relating to Fidelity Variable
           Insurance Products Funds.(6)
       (6) Participation Agreement relating to Franklin Templeton Funds.(6)
       (7) Participation Agreement relating to JP Morgan Series Trust II.(6)
       (8) Participation Agreement relating to Summit Pinnacle Series.(6)
   i.  None.
   j.  None.

   k.  Opinion and Consent of Stephen M. Morain, Esquire.(9)
   l. Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(9)

   m.  None.

   n.  (1) Consent of Ernst & Young LLP(9)
       (2) Consent of Sutherland Asbill & Brennan LLP(9)
   o.  Financial Statement Schedules.(9)


       Schedule I--Summary of Investments
       Schedule III--Supplementary Insurance Information
       Schedule IV--Reinsurance


   p.  None.

   q. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(3)

----------
   (1) Incorporated herein by reference to the Initial Filing of the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on August 25, 1998.

   (2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-31446) filed with the Securities and Exchange Commission on March 1, 2000.

   (3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-31446) filed with the Securities and Exchange Commission on May 2, 2000.

   (4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-31446) filed with the Securities and Exchange Commission on February 26, 2001.

   (5) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File No. 333-31446) filed with the Securities and Exchange Commission on April 26, 2001.

   (6) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 28, 2001.

   (7) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-45813) filed with the Securities and Exchange Commission April 29, 2003.


   (8) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-31446) filed with the Securities and Exchange Commission on April 29, 2003.

   (9) Filed herein.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
-----------------------------------------------------------------------------------------------------------
Steve L. Baccus                             Director

Craig D. Hill                               Director

Craig A. Lang                               President and Director

William J. Oddy                             Chief Executive Officer and Director

Jerry C. Downin                             Senior Vice President, Secretary-Treasurer and Director

Stephen M. Morain                           Senior Vice President and General Counsel

John M. Paule                               Executive Vice President

James W. Noyce                              Chief Financial Officer and Chief Administrative Officer

James P. Brannen                            Vice President--Finance

Douglas W. Gumm                             Vice President--Information Technology

JoAnn Rumelhart                             Vice President

Barbara J. Moore                            Vice President

Lou Ann Sandburg                            Vice President--Investments and Assistant Treasurer

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
-----------------------------------------------------------------------------------------------------------
John E. Tatum                               Vice President

Bob Gray                                    Vice President--Agency Development and Training

Paul Grinvalds                              Vice President--Life Administration

David A. McNeill                            Vice President--Assistant General Counsel

Dennis M. Marker                            Vice President--Investment Administration

Thomas L. May                               Vice President--Alliance Marketing

James M. Mincks                             Vice President--Human Resources

James A. Pugh                               Vice President--Assistant General Counsel

Roland Schobert                             Vice President--Agency

David T. Sebastian                          Vice President--Sales and Business Development

Don Seibel                                  Vice President--Accounting

Scott Shuck                                 Vice President--Marketing Services

Jim Streck                                  Vice President--Life Underwriting/Issue/Alliance Administration

Lynn E. Wilson                              Vice President--Life Sales

Christopher G. Daniels                      Life Product Development and Pricing Vice President,
                                            Illustration Actuary

Laura Beebe                                 Securities Vice President

Charles T. Happel                           Securities Vice President

James E. McCarthy                           Trust Sales Vice President

Rosemary Parson                             Operations Vice President

Robert J. Rummelhart                        Investment Vice President

Jan Sewright                                Insurance Accounting Vice President

Douglas V. Shelton                          Tax Vice President

Roger PJ Soener                             Investment Vice President, Real Estate

Blake D. Weber                              Sales Services Vice President

Rod Bubke                                   Life Financial Vice President and Appointed Actuary


     * The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Farm Bureau Life Insurance Company which is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.


SEE ORGANIZATION CHART ON FOLLOWING PAGE

                            FBL FINANCIAL GROUP, INC.
                                OWNERSHIP CHART
                                    01/01/04

                                                                _____________
                                                                FBL Financial
                                                                 Group, Inc.
                                                                  (an Iowa
                                                                corporation)
                                                                _____________
                                                                      |
       ________________________________________________________________
       |                  |                |                  |
_______________    _______________  _______________   _______________
   EquiTrust         Farm Bureau                            FBL
Life Insurance     Life Insurance    FBL Financial       Financial
    Company            Company       Group Capital     Services, Inc.
   (an Iowa           (an Iowa           Trust            (an Iowa
 corporation)       corporation)    (a wholly-owned     corporation)
(a wholly-owned    (a wholly-owned    subsidiary)     (a wholly-owned
  subsidiary)        subsidiary)                        subsidiary)
_______________    _______________  _______________   _______________
                          |                                  |
                   _______________                           |
                          FBL                                |
                      Real Estate                            |
                    Ventures, Ltd.                           |
                       (an Iowa                              |
                     corporation)                            |
                   (a wholly-owned                           |
                      subsidiary)                            |____________________________________________________________
                   _______________                           |                    |                   |                  |
                                                      _______________      _______________    _________________   ____________
                                                            FBL               EquiTrust           EquiTrust          EquiTrust
                                                          Leasing            Investment           Marketing          Assigned
                                                       Services, Inc.        Management         Services, LLC         Benefit
                                                          (an Iowa         Services, Inc.        (a Delaware          Company
                                                        corporation)         (a Delaware      limited liability      (an Iowa
                                                      (a wholly-owned       corporation)           company)        corporation)
                                                        subsidiary)        (a wholly-owned     (a wholly-owned    (a wholly-owned
                                                                             subsidiary)         subsidiary)        subsidiary)
                                                      _______________      _______________    _________________   ____________
                                                                                  |

                                                              ----------------------------------------
                                                              |                 |                    |
                                                      __________________   ____________       ________________
                                                           EquiTrust         EquiTrust           EquiTrust
                                                       Series Fund, Inc.   Money Market         Variable Ins
                                                          (a Maryland          Fund             Series Fund
                                                          corporation)     (a Maryland        (a Massachusetts
                                                                           corporation)       business trust)
                                                      __________________   ____________       ________________

                                                      ---------------  Management Agreement

ITEM 29. INDEMNIFICATION


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITER


(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account II, EquiTrust Life Annuity Account and EquiTrust Life Variable Account, and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account, and Farm Bureau Life Variable Account.

(b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
--------------------------------------------------------------------------------------------------------
Lynn E. Wilson                              President and Manager

William J. Oddy                             Chief Executive Officer and Manager

James P. Brannen                            Chief Financial Officer, and Manager

Jo Ann Rumelhart                            Executive Vice President and Manager

Stephen M. Morain                           Senior Vice President, General Counsel and Manager

James W. Noyce                              Chief Administrative Officer, Treasurer and Manager

John M. Paule                               Chief Marketing Officer and Manager

Lou Ann Sandburg                            Vice President--Investments, Assistant Treasurer and Manager

Dennis M. Marker                            Vice President--Investment Administration and Manager

Robert A. Simons                            Assistant General Counsel, Securities

Kristi Rojohn                               Investment Compliance Vice President and Secretary

Julie M. McGonegle                          Investment Products Vice President

Deborah K. Peters                           Director of Broker/Dealer Compliance and Market Conduct

Susan M. Coombs                             Mutual Fund Accounting Director

Barbara A. Bennett                          Treasury Administrator

Larry J. Patterson                          Vice President

Thomas J. Faulconer                         Indiana OSJ Principal

Rebecca Howe                                Assistant Secretary


     * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant


                                                 (3)
(1)                          (2)           COMPENSATION ON
NAME OF                NET UNDERWRITING   EVENTS OCCASIONING        (4)            (5)
PRINCIPAL               DISCOUNTS AND     THE DEDUCTION OF A     BROKERAGE        OTHER
UNDERWRITER              COMMISSIONS      DEFERRED SALES LOAD   COMMISSIONS    COMPENSATION
---------------------------------------------------------------------------------------------
EquiTrust Marketing
Services, LLC              $  376,940            NA                 NA              NA



ITEM 31. LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 32. MANAGEMENT SERVICES


All management contracts are discussed in Part A or Part B of this registration statement.


ITEM 33. FEE REPRESENTATION


The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, EquiTrust Life Variable Account II, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 26th day of April, 2004.


                                       EQUITRUST LIFE VARIABLE ACCOUNT II


                                       By:           /s/ CRAIG A. LANG
                                             ----------------------------------
                                                        Craig A. Lang
                                                          PRESIDENT
                                               EquiTrust Life Insurance Company


                                       EQUITRUST LIFE INSURANCE COMPANY


                                       By:           /s/ CRAIG A. LANG
                                             ----------------------------------
                                                        Craig A. Lang
                                                          PRESIDENT
                                               EquiTrust Life Insurance Company

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


              SIGNATURE                                 TITLE                                DATE
              ---------                                 -----                                ----
           /s/ CRAIG A. LANG              President and Director [Principal
---------------------------------------    Executive Officer]                           April 26, 2004
             Craig A. Lang

          /s/ JERRY C. DOWNIN             Senior Vice President,
---------------------------------------    Secretary and Director                       April 26, 2004
            Jerry C. Downin                [Principal Financial Officer]

           /s/ JAMES W. NOYCE             Chief Financial Officer and Chief
---------------------------------------    Administrative Officer [Principal            April 26, 2004
             James W. Noyce                Accounting Officer]

                  *
---------------------------------------   Director                                      April 26, 2004
            Steve L. Baccus

                  *
---------------------------------------   Director                                      April 26, 2004
             Craig D. Hill

                  *
---------------------------------------   Chief Executive Officer and Director          April 26, 2004
             William J. Oddy

*By:      /s/ STEPHEN M. MORAIN
     ----------------------------------
            Stephen M. Morain
            ATTORNEY-IN-FACT,
       PURSUANT TO POWER OF ATTORNEY.
